                                                                   Exhibit 10.42


                        UWSI/BCBSUW SALARIED PENSION PLAN
               (As Amended and Restated Effective January 1, 1997)

                        UWSI/BCBSUW SALARIED PENSION PLAN
               (As Amended and Restated Effective January 1, 1997)

                                TABLE OF CONTENTS

                       Article I
                       DEFINITIONS AND CONSTRUCTION

     1.1               DEFINITIONS                                              2
     1.2               CONSTRUCTION                                            12

                       Article II
                       PARTICIPATION

     2.1               ELIGIBILITY                                             14
     2.2               CESSATION OF PARTICIPATION                              14
     2.3               PARTICIPATION UPON REEMPLOYMENT                         15
     2.4               TRANSFERS                                               16

                       Article III
                       REQUIREMENTS FOR RETIREMENT BENEFITS

     3.1               NORMAL RETIREMENT                                       17
     3.2               EARLY RETIREMENT                                        17
     3.3               DISABILITY RETIREMENT                                   17
     3.4               DEFERRED VESTED PENSION                                 19

                       Article IV
                       AMOUNT OF RETIREMENT BENEFIT

     4.1               NORMAL RETIREMENT PENSION                               20
     4.2               DISABILITY RETIREMENT PENSION                           24
     4.3               RESERVED                                                26
     4.4               MAXIMUM PENSION                                         26
     4.5               NO DUPLICATION OF BENEFITS                              27

                       Article V
                       MANNER OF PAYMENT AND OPTIONAL BENEFITS

     5.1               AMOUNT OF RETIREMENT BENEFITS                           28
     5.2               PAYMENT OF RETIREMENT BENEFITS                          28
     5.3               OPTIONAL FORMS OF RETIREMENT BENEFIT PAYMENTS           28
     5.4               ELECTION PROCEDURES FOR OPTIONAL RETIREMENT
                       BENEFITS                                                29
     5.5               EMPLOYMENT AFTER NORMAL RETIREMENT DATE                 30
     5.6               PAYMENT OF DEATH BENEFITS                               31
     5.7               TIME OF DISTRIBUTIONS                                   35

                        UWSI/BCBSUW SALARIED PENSION PLAN
               (As Amended and Restated Effective January 1, 1997)

                                TABLE OF CONTENTS
                                   (Continued)

     5.8               LUMP SUM PAYMENT OF SMALL PENSIONS                      36
     5.9               EFFECT OF REEMPLOYMENT                                  36
     5.10              DIRECT ROLLOVERS; WITHHOLDING                           37

                       Article VI
                       YEAR OF BENEFIT SERVICE; YEAR OF VESTING SERVICE

     6.1               YEAR OF VESTING SERVICE                                 39
     6.2               CANCELLATION AND REINSTATEMENT OF SERVICE               39

                       Article VII
                       PLAN FINANCING

     7.1               CONTRIBUTIONS                                           42
     7.2               TRUST FUND                                              42

                       Article VIII
                       ADMINISTRATION OF THE PLAN

     8.1               PLAN ADMINISTRATOR                                      43
     8.2               THE ADMINISTRATIVE COMMITTEE                            43
     8.3               EMPLOYMENT OF SERVICES BY THE COMMITTEE                 44
     8.4               EXPENSES OF ADMINISTRATION                              44
     8.5               ACTS OF THE COMMITTEE                                   44
     8.6               INTERPRETATIONS                                         44
     8.7               LIABILITY OF THE COMMITTEE                              45
     8.8               APPLICABLE LAW                                          45
     8.9               PLAN FIDUCIARIES:  ALLOCATION OF
                        RESPONSIBILITIES AMONG THEM                            46
     8.10              RELIANCE ON CO-FIDUCIARIES                              46
     8.11              FIDUCIARY DUTIES                                        47
     8.12              PROHIBITED TRANSACTIONS TO BE AVOIDED                   47
     8.13              RECORDS AND REPORTS OF THE PLAN ADMINISTRATOR           48
     8.14              DATA SUPPLIED BY EMPLOYER                               48
     8.15              PARTIAL EXCULPATION                                     48
     8.16              INFORMATION REQUIRED OF PARTICIPANTS                    48
     8.17              CLAIMS PROCEDURE                                        49
     8.18              BENEFICIARY DESIGNATIONS                                51

                       Article IX
                       MISCELLANEOUS

     9.1               NONGUARANTEE OF EMPLOYMENT                              52
     9.2               RIGHTS TO TRUST FUND ASSETS                             52
     9.3               NONALIENATION OF BENEFITS                               52

                        UWSI/BCBSUW SALARIED PENSION PLAN
               (As Amended and Restated Effective January 1, 1997)

                                TABLE OF CONTENTS
                                   (Continued)

     9.4               PAYMENTS PURSUANT TO A QUALIFIED DOMESTIC
                       RELATIONS ORDER                                         52
     9.5               GOVERNING LAW                                           54
     9.6               PARTICIPANT INFORMATION                                 54

                       Article X
                       AMENDMENTS AND ACTIONS BY THE EMPLOYER

    10.1               AMENDMENTS                                              56
    10.2               LIMITATION ON AMENDMENTS                                56
    10.3               ACTION BY EMPLOYER                                      57

                       Article XI
                       SUCCESSOR EMPLOYER AND MERGER OR CONSOLIDATION
                       OF PLANS

    11.1               SUCCESSOR EMPLOYER                                      58
    11.2               PLAN ASSETS                                             58

                       Article XII
                       TEMPORARY RESTRICTIONS ON BENEFITS

    12.1               TEMPORARY LIMITATION ON BENEFITS OF RESTRICTED
                       MEMBERS                                                 59

                       Article XIII
                       PLAN TERMINATION

    13.1               TERMINATION OF THE PLAN                                 61
    13.2               DISTRIBUTION ON TERMINATION AND PARTIAL
                       TERMINATION                                             61
    13.3               MANNER OF DISTRIBUTION                                  62
    13.4               RESIDUAL AMOUNTS                                        62
    13.5               EFFECT OF BANKRUPTCY AND OTHER CONTINGENCIES
                       AFFECTING AN EMPLOYER                                   62

                       Article XIV
                       TOP HEAVY PROVISIONS

    14.1               TOP HEAVY PROVISIONS                                    64
    14.2               TOP HEAVY PLAN DEFINITIONS                              64
    14.3               MINIMUM VESTING REQUIREMENTS                            67
    14.4               MINIMUM BENEFITS                                        68
    14.5               ADDITIONAL ACCRUALS                                     68
    14.6               ADJUSTMENT TO OVERALL IRC SECTION 415
                         LIMITATIONS                                           69

                        UWSI/BCBSUW SALARIED PENSION PLAN
               (As Amended and Restated Effective January 1, 1997)

                                TABLE OF CONTENTS
                                   (Continued)

                       SCHEDULE A - PARTICIPATING EMPLOYERS                    71

                       SCHEDULE B - EXCLUDED EMPLOYEE GROUPS                   72

                       SPECIAL BENEFIT SCHEDULE NO. 1                          73

                       SPECIAL BENEFIT SCHEDULE NO. 2                          74

                       SPECIAL BENEFIT SCHEDULE NO. 3                          75

                       SPECIAL BENEFIT SCHEDULE NO. 4                          76

                       SPECIAL BENEFIT SCHEDULE NO. 5                          77

                       SPECIAL BENEFIT SCHEDULE NO. 6                          79


                                  INTRODUCTION

         The UWSI/BCBSUW Salaried Pension Plan (formerly called the Blue Cross & Blue Shield United of Wisconsin Salaried Employees Retirement Plan) (the "Plan") is hereby amended and restated effective January 1, 1997 (unless stated to the contrary) in order to adopt a cash balance formula.

         It is intended that the Plan, as herein amended and restated, will continue to comply with the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA") and will continue to qualify under the Code of 1986 ("Code") and any later amendments to either ERISA or the Code.

         Notwithstanding any provisions in this Plan to the contrary, the rights and benefits, if any, provided to Participants whose termination of employment occurred prior to January 1, 1997 (except as specifically provided herein) shall be paid pursuant to the terms of the Plan in effect prior to that date.

                                    ARTICLE I
                          DEFINITIONS AND CONSTRUCTION

1.1      DEFINITIONS:

         Where the following words and phrases appear in this Plan, they shall have the respective meanings set forth below, unless the context clearly indicates to the contrary:

                  (a) Accrued Benefit: The amount determined in accordance with Section 4.1 for Retirement at the Normal Retirement Date.

                  (b) Actuarial (or Actuarially) Equivalent: A benefit or amount that replaces another and has the same value as the benefit or amount it replaces, based on the following actuarial assumptions:

                           (i) Except as provided in subsection (ii)-(iv),
                  actuarial equivalence shall be based on the 1983 GAM Table with annuity values weighted 50% male and 50% female, and an interest rate equal to the annual average rate of interest on 30-year U.S. Treasury securities for November of the Plan Year immediately preceding the Plan Year of distribution.

                           (ii) For purposes of determining the lump sum value
                  of the accrued benefit as of December 31, 1992, the interest rate specified in the preceding subsection will be reduced by 2-1/2% to reflect cost-of-living adjustments.

                           (iii) For purposes of reducing the age 65 minimum
                  benefit to an immediate annuity payable to a Participant prior to his Early Retirement Age (as defined in the Plan as in effect on December 31, 1996), the actuarial assumptions specified in subsection (i) shall be used. However, for purposes of reducing the age 65 minimum benefit to an immediate annuity payable to a Participant who has attained his Early Retirement Age (as defined in the Plan as in effect on December 31,

                  1996), the early retirement reduction factors defined in
                  Section 4.2 of the Plan as in effect on December 31, 1996 shall be used.

                           (iv) In cases where specific assumptions or factors
                  are identified by the Plan as being applicable to a particular benefit or situation (for example, in Section 4.1), the specified assumptions or factors shall be used.

                  (c) Actuary: The individual actuary who is an enrolled actuary under ERISA or firm of actuaries employing an enrolled actuary selected by the Employer and approved by the Committee, to provide actuarial services in connection with the administration of the Plan.

                  (d) Administrative Committee or Committee: The Committee as described in Article VIII.

                  (e) Administrative Delegate: One or more persons or institutions to whom the Administrative Committee has delegated certain administrative functions pursuant to a written agreement.

                  (f) Annual Credit: For any calendar year commencing on or after January 1, 1997, 4% of Earnings for the calendar year, unless otherwise specified in a Special Benefit Schedule.

                  (g) Annual Transition Credit: For any calendar year commencing on or after January 1, 1997, an amount equal to 4% of a Participant's Earnings for the calendar year, as further described in Section 4.1(h) of this Plan.

                  (h) Annual Interest Crediting Rate: The rate of interest used in determining the amount of the Interest Credit to be added to Participant's Cash Balance Account each Plan Year. The Annual Interest Crediting Rate shall be determined for each Plan Year based on the simple average of the annual rate of interest on 10-year U.S. Treasury Securities for the close of each business day in the month of October of the prior calendar year. In no event shall the Annual Interest Crediting Rate be less than 3%.

                  (i) Beneficiary: A person or persons (natural or otherwise) designated by a Participant to receive any death benefits which shall be payable under this Plan.

                  (j) Cash Balance Account: The notional account deemed to have been established for each Participant for the amount determined pursuant to Section 4.1.

                  (k) Cash Balance Benefit: That part of the Member's Accrued Benefit which accrues in accordance with the provisions of Section 4.1.

                  (l) Claimant: Any individual who has made a claim as provided in Section 8.17.

                  (m) Code: The Internal Revenue Code of 1986, as amended.

                  (n) Company: United Wisconsin Services, Inc. and Blue Cross & Blue Shield United of Wisconsin.

                  (o) Contingent Annuitant: The surviving spouse of a Participant who is eligible for either a Joint and 50% Survivor Annuity, a Joint and 66-2/3% Survivor Annuity, or the Qualified Pre-retirement Survivor Annuity.

                  (p) Earliest Retirement Age: means the earliest date on which, under the Plan, a Participant could elect retirement benefits in the form of an annuity.

                  (q) Early Retirement Date: The first day of the month coincident with or next following the date on which the Participant has completed 5 Years of Vesting Service, provided he has terminated employment.

                  (r) Earnings: For purposes of Section 4.1, annual Earnings shall be defined as the sum total of items (1) through (9):

                           (1) a Participant's regular compensation paid by the
                  Employer for the calendar year (including holiday, vacation, and personal days paid),

                           (2) any shift differential paid by the Employer for
                  the calendar year,

                           (3) any overtime paid by the Employer for the
                  calendar year,

                           (4) any cash distributions from the Employer's profit
                  sharing plan that are paid during the calendar year,

                           (5) any management incentive bonuses that are paid
                  during the calendar year,

                           (6) any other performance-related bonuses (exclusive
                  of any management incentive bonuses under Section 1.1(r)(5) or any entitlement under any Employer approved sales incentive compensation program under Section 1.1(r)(8)) that are paid during the calendar year,

                           (7) any short-term disability payments from the
                  Employer's disability plan that are made to the Participant for the calendar year,

                           (8) any Employer approved sales incentive
                  compensation program awards that are paid during the calendar year,

                           (9) any salary reduction contributions to a qualified
                  retirement plan maintained by the Company pursuant to Section 401(k) of the Code or to a cafeteria plan maintained by the Company pursuant to Section 125 of the Code during the calendar year.

                  Any compensation received under the Employer's long term incentive program, any lump sum vacation pay paid for reasons of termination of employment or retirement, any severance pay, and any unused personal days paid in cash shall not be included in the definition of Earnings.

                  Earnings in excess of $150,000 (or such other amount as may be determined by the Secretary of the Treasury in accordance with Section 401(a)(17) of the Code to reflect increases in cost-of-living) for any calendar year shall not be taken into account.

                  (s) Effective Date: The Effective Date of this amended and restated Plan is January 1, 1997.

                  (t) Employee: A person who, on or after the Effective Date, is actively employed as a salaried employee by an Employer which participates in this Plan (as set forth in Schedule A to this Plan), is not in a group of employees specifically excluded from participating in the Plan (as set forth on Schedule B to this Plan), and is receiving such remuneration for personal services rendered to such Employers (or would be receiving such remuneration except for an Authorized Leave of Absence). The term "Employee" shall not include a "Leased Employee" as defined in Section 414(n) of the Code, except to the extent required by law. Notwithstanding anything in this Plan to the contrary, persons who are classified by an Employer as independent contractors shall not be considered Employees eligible to participate in the Plan.

                  (u) Employer: Employers which are participating in this Plan as set forth on Schedule A to this Plan. Any Employers not included on Schedule A to this Plan shall be deemed nonparticipating Employers in this Plan.

                  For purposes of calculating the maximum benefit payable under
         Section 4.4, determining when a One-Year Break in Service has occurred under Section 1.1(dd), determining a Participant's rights upon an employment transfer under Sections 2.4 and 4.3, determining whether an Employee has completed the service eligibility requirement under
         Section 2.1, and determining Years of Vesting Service under Section 6.1, the term "Employer" shall, to the extent required by applicable law, include--

                           (1) any corporation other than the Company or an
                  Employer, i.e., either a subsidiary corporation of an affiliated or associated corporation of the Company or an Employer, which together with the Company or an Employer is a member of a "controlled group" of corporations (as defined in Code Section 414(b));

                           (2) any organization which together with the Company
                  or an Employer is under "common control" (as defined in Code
                  Section 414(c));

                           (3) any organization which together with the Company
                  or an Employer is an "affiliated service group" (as defined in Code Section 414(m)); or

                           (4) any other entity required to be aggregated with
                  the Company or an Employer pursuant to regulations under Code
                  Section 414(o).

                  Notwithstanding the foregoing, the term Employer may, in the discretion of the Committee, be defined to include an entity described in paragraphs (1) through (4) above for any purpose under the Plan.

                  (v) Employment Commencement Date: The date an Employee first performs an Hour of Service.

                  (w) ERISA: Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  (x) Hours of Service:

                                    (1) (A) An Hour of Service is each hour for
                           which an Employee is paid, or entitled to payment, for the performance of duties for the Employer during the applicable computation period; and

                                        (B) An Hour of Service is each hour
                           for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, personal day, illness, incapacity (including disability), lay off, jury duty, military duty, or leave of absence. Notwithstanding the preceding sentence:

                                                     (i) An hour for which an
                                            Employee is directly or indirectly
                                            paid, or entitled to payment, on
                                            account of a period during which no
                                            duties are performed
                                            shall not be credited to the
                                            Employee if such payment is made or
                                            due under a plan maintained solely
                                            for the purpose of complying with
                                            applicable worker's compensation or
                                            unemployment compensation or
                                            disability insurance laws; and

                                                     (ii) Hours of Service shall
                                            not be credited for a payment which
                                            solely reimburses an Employee for
                                            medical or medically-related
                                            expenses incurred by the Employee;
                                            and

                                            For purposes of this subsection
                           (1)(B), a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly, through, among others, a trust fund or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or on behalf of a group of Employees in the aggregate; and

                                            (C) Each hour for which back pay,
                           irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under subparagraph (A) or (B) of this subsection, as the case may be, and under this subparagraph (C). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

                                    (2) Hours of Service for reasons other than
                           performance of duties shall be determined and

                           Hours of Service shall be credited to computation periods in accordance with Department of Labor Regulations Section 2530.200b-2(b) and (c).

                                    When no time records are available, the
                           Employee shall be given credit for 10 Hours of Service for each day, 45 Hours of Service for each week, or 190 Hours of Service for each month that he is credited with at least one Hour of Service or, pursuant to Committee rules, given credit for such number of Hours of Service for a period of employment under an equivalency method prescribed by the Department of Labor regulation 2530.200b-3.

                  (y) Interest Credit: The credit specified in Section 4.1(i).

                  (z) Minimum Benefit: The portion of the Participant's Accrued Benefit which accrues in accordance with the provisions of Section 4.1(b).

                  (aa) Normal Form: The Normal Form of benefit at retirement under this Plan is a Life Annuity (as described in Article V).

                  (bb) Normal Retirement Age: A Participant's Normal Retirement Age under this Plan is age 65.

                  (cc) Normal Retirement Date: The first day of the calendar month coincident with or immediately following the Participant's 65th birthday.

                  (dd) One-Year Break in Service: For participation, a One-Year Break in Service means a Plan Year in which an Employee (or former Employee) is not credited with more than 500 Hours of Service. For purposes of determining whether there has been a One-Year Break in Service, an Employee shall be credited with Hours of Service for the period during which he or she is on Parental Leave as follows:

                           (1) the Employee shall be credited with the number of
                  Hours of Service with which he or she would normally be credited but for the absence (or if the Employee's normal Hours of Service cannot be determined, eight Hours of Service for each day of the absence),

                           (2) the total number of Hours of Service credited for
                  the absence shall not exceed 501, and

                           (3) the Hours of Service credited for the absence
                  shall be credited to the Plan Year in which the absence begins if the Employee would be prevented from incurring a One-Year Break in Service in that Plan Year solely because of the crediting of Hours of Service in accordance with clauses (1) and (2) of this definition, or in any other case, the immediately following Plan Year.

                  For vesting purposes, a One-Year Break in Service is a Period of Severance of at least 12 consecutive months.

                  (ee) Parental Leave: An Employee's leave of absence from employment with the Employer because of pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with adoption of the child or caring for a child immediately following birth or adoption. The Employer shall determine the first and last day of any Parental Leave.

                  (ff) Participant: An Employee participating in the Plan in accordance with the provisions in Section 2.1.

                  (gg) Pension: A series of monthly amounts which are payable to a person who is entitled to receive benefits under the Plan.

                  (hh) Period of Severance: A Period of Severance is a continuous period of time during which the Participant is not employed by the Employer. Such period begins on the date the Participant retires, quits or is discharged, or if earlier, the 12-month anniversary of the date on which the Participant was otherwise first absent from service.

                  (ii) Plan: UWSI/BCBSUW Salaried Pension Plan, the Plan as set forth herein, as amended from time to time.

                  (jj) Plan Administrator: The Company, within the meaning of ERISA. The Plan Administrator shall have duties and responsibilities under the Plan as described in Article VIII.

                  (kk) Plan Year: The term "Plan Year" means the 12-month period commencing January 1 and ending on December 31.

                  (ll) Predecessor Plan: The retirement plan of the Employer before the Effective Date, as explained in the Introduction.

                  (mm) Prior Plan Benefit: The Participant's "Accrued Benefit" within the meaning of that term under the Plan as it existed on December 31, 1996 and as documented in the prior amendment and restatement of the Plan (effective January 1, 1989) and any amendments thereto.

                  (nn) Reemployment Commencement Date: The first day an Employee is credited with an Hour of Service for performing duties following his Severance from Service.

                  (oo) Retirement: Termination of employment with the Employer for any reason other than death after a Participant has fulfilled all requirements for a Normal, Early or Disability Retirement Pension.

                  (pp) Service: The period of a Participant's employment considered in the determination of his eligibility to participate in the Plan, eligibility for benefits and amount of benefits payable under the Plan in accordance with Article VI.

                  (qq) Severance from Service: The earlier of the date on which an Employee quits, retires, is discharged, or dies, or the first anniversary of the date on which the Employee ceases active employment for any other reason.

                  (rr) Special Benefit Schedule: A set of supplementary Plan provisions adopted by the Administrative Committee setting forth any special Plan provisions in effect for a specific Employer or group of Employees covered by the Plan.

         If any provisions contained in a Special Benefit Schedule conflict with the remaining provisions of the Plan, the Special Benefit Schedule shall govern. The existence of Special Benefit Schedules shall not be construed as the creation of different plans for purposes of the Code or ERISA.

                  (ss) Trust: The Blue Cross & Blue Shield United of Wisconsin Master Trust maintained in accordance with the terms of the Trust Agreement as from time to time amended, which constitutes part of this Plan. The term "Trust" shall also refer to any custodial account established pursuant to a custodial agreement entered into between the Company and an authorized custodian.

                  (tt) Trust Agreement: The agreement which provides for the continuation of the Trust, as that agreement may from time to time be amended or supplemented.

                  (uu) Trust Fund: All cash, securities and other property arising from contributions under this Plan and the Predecessor Plan received by the Trustee, all increments thereto, and receipts from any other sources whatsoever.

                  (vv) Trustee: The trustee from time to time acting under the Trust Agreement.

                  (ww) Year of Service: For purposes of determining participation, a Plan Year for which an Employee has been credited with at least 1,000 Hours of Service.

1.2      CONSTRUCTION:

         The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, and the singular may include the plural, unless the context clearly indicates to the contrary. The words "hereof", "herein", "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan, not to any particular provision or Section. The words "terminate," "terminated," "termination of employment," "retire," "retired," or "retirement" shall be interpreted to mean the termination of employment or retirement of the Participant from employment with all Employers and nonparticipating Employers.

                                   ARTICLE II
                                  PARTICIPATION

2.1      ELIGIBILITY:

                  (a) Each Employee on December 31, 1996, who was a Participant in the Plan on December 31, 1996 shall continue to participate under this Plan on January 1, 1997.

                  (b) Any other Employee who was not a Participant in the Plan as of December 31, 1996 shall participate in this Plan on the first day of the month coincident with or next following the first anniversary of his date of hire, provided the Employee has been credited with at least 1,000 Hours of Service. If an Employee does not complete 1,000 Hours of Service in the 12-month period commencing with the Employee's first Hour of Service, he shall become a Participant on the first day of the Plan Year following the Plan Year in which he has been credited with at least 1,000 Hours of Service.

                  (c) An Employee on leave for service in the Armed Forces of the United States will be considered an Employee on leave of absence for purposes of Plan participation and will continue to participate in the Plan during such leave.

2.2      CESSATION OF PARTICIPATION:

         An Employee will cease to be a Participant on the earlier of the following:

                  (a) the date of his death,

                  (b) the date he receives a single sum distribution which is in lieu of all his benefits under the Plan if his Accrued Benefit were 100% vested,

                  (c) the earlier of the date an Employee incurs a One-Year Break in Service or the date he is deemed to receive a lump sum distribution of his Accrued Benefit, if such Accrued Benefit were 0% vested, or

                  (d) the date on which he is transferred from a position with the Employer in which he was eligible to participate in the Plan to a position in which he is excluded from participation.

2.3      PARTICIPATION UPON REEMPLOYMENT:

                  (a) Subject to Section 2.3(b), if an Employee is reemployed by an Employer within one year of his Severance from Service, the rehired Employee shall again become a Participant as of his Reemployment Commencement Date.

                  (b) If the rehired Employee incurred a One-Year Break in Service before his reemployment, the rehired Employee shall not become a Participant as provided in Section 2.3(a) until (i) the first day of the month following the anniversary of his Reemployment Commencement Date, provided he is credited with at least 1,000 Hours of Service for the 12-month period commencing with his first Hour of Service after reemployment or (ii) the first day of the Plan Year after which he has been credited with at least 1,000 Hours of Service for any Plan Year commencing after that first Hour of Service after reemployment.

                  (c) In determining whether a rehired Employee has satisfied the requirements of Section 2.1 as of the Reemployment Commencement Date, if the rehired Employee has no vested Accrued Benefit under the Plan and has a number of consecutive One-Year Breaks in Service equal to (or greater than) 5 (excluding Years of Service previously disregarded under this Section 2.3(c)), the rehired Employee's previous service as an Employee shall be disregarded for purposes of determining when he again becomes a Participant. For purposes of determining Years of Service under this Section 2.3(c), any Employee who is credited with at least 1,000 Hours of Service in both the 12-month period commencing with his Reemployment Commencement Date and the first Plan Year beginning after his Reemployment Commencement Date shall be credited with two Years of Service.

2.4      TRANSFERS:

         If an Employee is transferred from a position with the Employer in which he was excluded from participation in the Plan to a position in which he is not so excluded, he shall be eligible to participate under the Plan as of the first day of the month coincident with or next following such transfer, provided he has first met the requirements of Section 2.1.

                                   ARTICLE III
                      REQUIREMENTS FOR RETIREMENT BENEFITS

3.1      NORMAL RETIREMENT:

         A Participant shall be eligible for a Normal Retirement Pension if his employment is terminated on or after his 65th birthday. Payment of a Normal Retirement Pension shall commence as of the first day of the calendar month coincident with or next following the date of Retirement.

3.2      EARLY RETIREMENT:

         A Participant shall be eligible for an Early Retirement Pension in accordance with the provisions of Section 5.1 if his employment is terminated after he has completed 5 or more Years of Vesting Service. Payment of an Early Retirement Pension shall commence as of the first day of the calendar month coincident with or next following the Participant's Normal Retirement Date. However, a retired Participant who is eligible for an Early Retirement Pension may request the commencement of the Participant's Early Retirement Pension as of the first day of any calendar month following the Participant's early retirement but before the Participant's Normal Retirement Date.

3.3      DISABILITY RETIREMENT:

         An Employee shall be eligible for a Disability Retirement Pension if, after completing the requirements for participation, outlined in Article II, such Employee's employment is terminated by disability which causes his complete inability, due to injury and/or illness, and based upon objective medical documentation, to perform with reasonable continuity any of the material and substantial duties of his regular occupation during the elimination period of one hundred and fifty (150) days and the first 24 months of each benefit period; and thereafter, such duties of any occupation for which the Employee may be or become qualified by reason of education and/or training and/or experience. Payment of the monthly Disability Retirement Pension shall commence as of the end of the elimination period, provided the Employee is under the regular care and treatment of a physician.

         Such payments shall continue until the earliest to occur of the following:

                  (a) the date the Employee ceases to be totally disabled; or

                  (b) the date the Employee is no longer under the regular care and treatment of a physician for the disabling condition; or

                  (c) the date the Employee returns to active work, unless such active work is part of an approved program of rehabilitation; or

                  (d) the date the Employee dies; or

                  (e) the date the maximum benefit period has been paid according to the Employer's insurance policy schedule; or

                  (f) the date the Employee fails to provide adequate proof of total disability or fails to agree to an independent medical exam; or

                  (g) the date the Employee is determined not to be totally disabled based on the objective medical findings of an independent medical exam; or

                  (h) the date the Employee is determined not to be totally disabled based on the review of the objective medical findings by a medical case examiner; or

                  (i) the date the Employee fails to cooperate in rehabilitation; or

                  (j) the Employee's attainment of age 65, if the Employee became disabled prior to attainment of age 60; or

                  (k) the date on which the Employee has received disability retirement benefits for a period of 5 years, if the Employee became disabled after the attainment of age 60, but before the attainment of age 69; or

                  (l) the date on which the Employee has received disability retirement benefits for a period of one year, if the Employee became disabled after attainment of age 69.

3.4      DEFERRED VESTED PENSION:

                  (a) A Participant shall be eligible for a Deferred Vested Pension in accordance with the provisions of Section 5.1 if his employment is terminated with the Employer before death or Retirement after he has completed at least 5 Years of Vesting Service (as set forth in Section 6.1). A Participant whose employment is terminated with the Employer before death or Retirement and before he has completed 5 Years of Vesting Service (as set forth in Section 6.1) shall not be eligible for a Deferred Vested Pension in accordance with the provisions of Section 5.1.

                  (b) Payment of a Deferred Vested Pension shall commence as of the first day of the calendar month coincident with or next following the Participant's Normal Retirement Date. However, a retired Participant who is eligible for a Deferred Vested Pension may request the commencement of the Participant's deferred vested pension as of the first day of any calendar month following the Participant's termination of employment, but before the Participant's Normal Retirement Date.

                  (c) Notwithstanding the above, a Participant's right to his Accrued Benefit will be nonforfeitable upon his attainment of Normal Retirement Age.

                  (d) If a Participant has terminated employment with the Employer, any portion of his Accrued Benefit in which the Participant is not vested shall be forfeited and canceled as of the Participant's termination of employment, subject to reinstatement as provided in
         Section 6.2. Forfeitures of an Employer's Participants arising under the Plan for any reason shall be used as soon as possible to reduce the Employer's contributions under the Plan.

                                   ARTICLE IV
                          AMOUNT OF RETIREMENT BENEFIT

4.1      NORMAL RETIREMENT PENSION:

                  (a) Normal Form. In the case of--

                           (1) any Participant on January 1, 1997 who was a
                  Participant in the Plan on December 31, 1996 and who is actively employed on or after January 1, 1997, and

                           (2) any Employee who becomes a Participant in the
                  Plan on or after January 1, 1997,

                  such Participant's Accrued Benefit as of any date shall be a monthly amount, payable to the Participant on the Participant's Normal Retirement Date and continuing through the first day of the calendar month which includes the date of the Participant's death, equal to the greater of--

                                 (A)     the Participant's Minimum Benefit; or
                                 (B)     the Participant's Cash Balance Benefit.

                  (b) Minimum Benefit. The Minimum Benefit shall be equal to the Participant's accrued benefit as determined under the terms of the Plan in effect on December 31, 1996 (including any cost-of-living increases on benefits accrued as of December 31, 1992 under the terms of the Plan in effect on December 31, 1996).

                  (c) Cash Balance Benefit. Effective January 1, 1997, the monthly amount of the Participant's Cash Balance Benefit shall equal the Actuarial Equivalent of the Participant's Cash Balance Account at such Participant's Normal Retirement Date.

                  (d) Cash Balance Account. The Cash Balance Account shall be equal to the sum of the Participant's:

                           (1) initial Cash Balance Account, if any, as
                  described in Section 4.1(e);

                           (2) Annual Credits, if any, as described in Section
                  4.1(g);

                           (3) Transition Credits, if any, as described in
                  Section 4.1(h); and

                           (4) Interest Credits as described in Section 4.1(i).

                  (e) Initial Cash Balance Account.

                           (1) The initial Cash Balance Account as of January 1,
                  1997, for any Employee who was a Participant on December 31, 1996, shall be equal to the single sum value of such Participant's accrued benefit as of December 31, 1996 determined under Section 4.1(b)(1) of the Plan in effect as of December 31, 1996, using the Employee's actual Benefit Service as of December 31, 1996 and an interest rate of 6.5% and mortality based upon the 1983 Group Annuity Mortality Table, with annuity values weighted 50% male and 50% female, and assuming commencement of the retirement benefit at age 62 (or later, if applicable). Final Average Earnings will be equal to the greater of--

                           (A) Final Average Earnings (as defined in the Plan in
                  effect as of December 31, 1996) through December 31, 1995, or

                           (B) Final Average Earnings (as defined in the Plan in
                  effect as of December 31, 1996) through December 31, 1996,

                           using a Participant's highest Final Average Earnings
                  for any five consecutive calendar years during the period from January 1, 1988 until December 31, 1995 or December 31, 1996, whichever is applicable.

                           (2) The initial Cash Balance Account for any
                  Participant whose participation begins on or after January 1, 1997 will be equal to the Annual Credit for the calendar year the Employee becomes a Participant and for the calendar year immediately preceding such year. Such Annual Credit shall be credited as of the end of the calendar year in which participation begins.

                  (f) Annual Accrual. A Participant's initial Cash Balance Account shall then--

                           (1) increase pursuant to Section 4.1(g), each
                  calendar year the Participant is still a Participant until benefit payments commence,

                           (2) further increase pursuant to Section 4.1(h) each
                  calendar year if such Participant is entitled to receive a Transition Credit, and

                           (3) further increase automatically each calendar year
                  pursuant to Section 4.1(i), regardless of whether the Participant is a Participant, an inactive Participant, or a former Participant, until benefit payments commence.

                  (g) Annual Credit. For calendar years beginning on or after January 1, 1997, the Participant's Cash Balance Account described in
         Section 4.1(d) shall increase by an amount equal to the Participant's Annual Credit for that calendar year. This amount shall be credited as of the last day of the calendar year (December 31), or on the date benefit payments commence, if earlier.

                  (h) Transition Credit. In addition, in the case of any Participant who was an Employee on December 31, 1996, such Participant will receive an annual Transition Credit, in addition to his Annual Credit. The amount of the Transition Credit will be credited as of the last day of the calendar year (December 31), or on the date benefit payments commence, if earlier. This Transition Credit will be credited each year until the number of years the Participant's Cash Balance Account receives a Transition Credit equals the number of years of Benefit Service such Participant had as of December 31, 1996 (as defined in Plan as in effect on December 31, 1996; any partial year of Benefit Service will be rounded to a full year of Benefit Service), up to a maximum of 15 years. In no event shall any Transition Credit be credited for years beginning on or after January 1, 2012. If such Participant has a Severance from Service on or after January 1, 1997, his eligibility for a Transition Credit will end, and upon rehire, he will not be eligible to receive a Transition Credit. If such

         Participant is on a leave of absence from an Employer for a year and receives no Earnings during that year he will not receive a Transition Credit for that year. Notwithstanding the foregoing, Transition Credit may also be given to a Participant who was not an Employee on December 31, 1996, if deemed appropriate by the Plan Administrator and set forth in Special Benefit Schedules which may be adopted and made a part of the Plan from time to time.

                  (i) Interest Credit. Beginning January 1, 1997, the amount by which each Participant's Cash Balance Account described in Section 4.1(d) shall be increased until benefits commence. At the end of each calendar year, the Interest Credit shall be determined by multiplying each Participant's Cash Balance Account balance at the beginning of the calendar year by the Annual Interest Crediting Rate. The resulting Interest Credit amount shall be added to the Participant's Cash Balance Account. If benefits commence before the last day of a calendar year, the Interest Crediting Rate will be applied as a monthly nominal rate of interest to reflect the portion of the calendar year preceding the date such benefits commence.

                  (j) Military Leave. The Cash Balance Account of a Participant who is on a leave of absence due to service in the Armed Forces of the United States shall be credited as described in Section 4.1(f) for the period of such absence, provided that such Participant complies with all the requirements of federal law in order to be entitled to reemployment and provided further that such Participant returns to employment with an Employer within the period provided by such law.

                  (k) Earnings Limitation. In addition to other applicable limitations which may be set forth in the Plan and notwithstanding any other contrary provisions of the Plan, Earnings taken into account under the Plan shall not exceed $150,000, adjusted for changes in the cost of living as provided in Code Sections 415(d) and 401(a)(17), for the purpose of calculating a Participant's Accrued Benefit (including the right to any optional benefit provided under the Plan) for any Plan Year commencing after December 31, 1993.

                  (l) Impact of Reemployment on Cash Balance Account.

                           (1) If a Participant is reemployed and he is treated
                  as a new Employee pursuant to Section 6.2(b) (rule of parity), his prior Cash Balance Account shall not be restored upon reemployment.

                           (2) If a Participant has received a distribution of
                  his entire Cash Balance Account, his prior Cash Balance Account shall not be restored upon reemployment.

                           (3) If paragraphs (1) and (2) are not applicable and
                  the Participant did not receive any distribution, upon reemployment, his entire Cash Balance Account shall be restored, including any amounts that may have been forfeited upon a Break in Service, including interest thereon equal to the amount of the Interest Credit in effect from the date of the forfeiture to the date of the restoration of the forfeiture. (m) Coordination With Long-Term Disability. If a

         Participant is receiving benefits under a long-term disability program maintained by an Employer, the Participant shall continue to be treated as an active Participant and shall be deemed to be receiving Earnings at the rate in effect at the time he ceased to be an active Employee.

4.2      DISABILITY RETIREMENT PENSION:

         Subject to the provisions of Section 4.4, the amount of the monthly disability retirement pension shall be equal to 60% of the Employee's average monthly salary, but not less than $50 per month. For purposes of this Section 4.2, the term "average monthly salary" shall mean the Employee's monthly rate of compensation in effect at the date of the Employee's disability, including the Participant's entitlement under any Employer approved sales incentive compensation program accrued in the immediately preceding calendar year, up to a maximum of 100% of the midpoint of the Participant's highest salary range. Amounts received under any Employer approved sales incentive compensation program will be averaged for the 12-month period of employment immediately preceding the date of the disability, or the Employee's period of employment, if less. Overtime pay, commissions, bonuses and other extra compensation shall be excluded from the Employee's compensation for purposes of this Section 4.2. In determining an Employee's average monthly salary, such Employee's monthly rate of compensation in excess of 1/12 of $150,000 (or such other amount as may be determined by the Secretary of the Treasury in accordance with Code Section 401(a)(17) to reflect increases in the cost of living) shall not be taken into account. Notwithstanding the preceding, in no event shall an Employee's benefit under this Section exceed the benefit he would be entitled to receive under Section 4.1 if he terminated employment as of his Normal Retirement Date.

         The monthly benefit amount for which an Employee is eligible will be reduced equally by the amount of any payment the Employee may either be entitled to, whether applied for or not, or receive from any of the sources listed below:

                  (a) primary Social Security benefits under the Federal Social Security Act or similar statute of any state or country; or

                  (b) family Social Security benefits under the Federal Social Security Act or similar statute of any state or country; or

                  (c) any workers' compensation act; or

                  (d) any Employer liability law; or

                  (e) any occupational disease law; or

                  (f) any state or federally sponsored disability or retirement plan; or

                  (g) any Employer or policyholder sponsored salary continuation plan or sick leave pay plan; or

                  (h) any Employer or policyholder sponsored disability plan under a group master policy, other than the Employer sponsored plan designed to provide disability benefits that would be payable by this Plan except for the limitations of Section 411(a)(9) of the Code; or

                  (i) any retirement benefits payable under Sections 4.1 or 5.1; or

                  (j) any Veteran's Administration disability plan; or

                  (k) any disability benefit payable under any no fault insurance plan provided, however, that the payment received from any such source, exclusive of retirement benefits, are payable as a result of the total disability for which a benefit is payable under this Plan.

4.3      RESERVED:

4.4      MAXIMUM PENSION:

         Notwithstanding any provisions of the Plan to the contrary, in no event shall the amount of a benefit payable to a Participant (or the spouse of a deceased Participant) each year together with any and all other benefits which are paid to him under any other qualified plan exceed the maximum benefits that are payable pursuant to Sections 415(b) and (e) of the Code and regulations thereunder.

         If a Participant is also a participant in a defined contribution plan maintained by the Employer, then the benefits under this Plan shall be reduced to the extent required to satisfy the limitation contained in Section 415(e) of the Code.

4.5      NO DUPLICATION OF BENEFITS:

                  (a) Application by a Participant, spouse or Beneficiary for a Plan benefit for which he is eligible will prevent such person from becoming simultaneously eligible for any other Plan benefit.

                  (b) Any retirement benefit payable to a person under the Plan shall be reduced by any other retirement benefit payable to such person under any other qualified defined benefit retirement plan (except Social Security to which contributions have been made on behalf of the Participant) to the extent that such other retirement plan benefit is based on Benefit Service used in computing such retirement benefit payable under the Plan.

                                    ARTICLE V
                 AMOUNT AND MANNER OF PAYMENT; OPTIONAL BENEFITS

5.1      AMOUNT OF RETIREMENT BENEFITS:

         Subject to the provisions of Section 4.4, a Participant's monthly retirement benefit on his Early Retirement Date or Normal Retirement Date, or the retirement benefit of a Participant who is eligible for a Deferred Vested Pension in accordance with the provisions of Section 3.4 shall be equal to his Cash Balance Account, which is deemed to be the lump sum Actuarial Equivalent value of the Cash Balance Benefit, payable at the Participant's Normal Retirement Date.

5.2      PAYMENT OF RETIREMENT BENEFITS:

         If a Participant does not have a spouse at the time of the commencement of payment of a Normal, Early, or Deferred Vested Pension, he will receive the value of his vested Accrued Benefit in the form of a Life Annuity, as described in Section 5.3 below, unless he elects an optional form of benefits under
Section 5.3.

         If a Participant is married as of the date his benefits commence, he shall receive the value of his vested Accrued Benefit in the form of a Joint and 50% Survivor Annuity, as described in Section 5.3(e) below, unless he elects an optional form of benefits under Section 5.3, in accordance with the provisions of Section 5.4.

5.3      OPTIONAL FORMS OF RETIREMENT BENEFIT PAYMENTS:

         Subject to the written election procedures described below, a Participant may receive his Normal, Early, or Deferred Vested Pension under any of the following optional methods (all optional methods are the Actuarial Equivalent of a Life Only Annuity):

                  (a) Life Only Annuity: This optional form provides a monthly annuity for the Participant's lifetime, with no further benefits being paid upon his death.

                  (b) Life With 10 Years Certain Annuity: This form provides a monthly annuity for the lifetime of the Participant, and if the Participant's death occurs within a period of 10 years after the commencement date of his benefits, payment of the benefits will be continued in an amount equal to 70% of the original amount to the Beneficiary or Beneficiaries designated by the Participant for the balance of the 10-year period.

                  (c) Joint And 66-2/3% Survivor Annuity: This form provides a reduced monthly annuity for the life of a Participant, with a survivor annuity for the life of the Participant's spouse, where the survivor annuity is 66-2/3% of the amount of the annuity payable during the joint lives of the Participant and the Participant's spouse.

                  (d) Joint and 50% Survivor Annuity: This optional form of payment is a reduced monthly annuity for the life of a Participant, with a survivor annuity for the life of the Participant's spouse, where the survivor annuity is 50% of the amount of the annuity payable during the joint lives of the Participant and the Participant's spouse.

                  (e) Single Sum Option: This optional form of payment is an immediate single sum payment equal to the Actuarial Equivalent of the Participant's Accrued Benefit or the Participant's Cash Balance Account, if greater.

                  If the Participant elects to receive the value of the benefit in a single sum payment, this payment shall be in lieu of all other benefits under the Plan.

                  A Participant who retires pursuant to the provisions of Sections 3.2 or 3.4, may elect an immediately payable annuity in the Normal Form.

5.4      ELECTION PROCEDURES FOR OPTIONAL RETIREMENT BENEFITS:

         In lieu of receiving benefits in the form of a Life Annuity or a Joint and 50% Survivor Annuity, the Participant may make an election to receive benefits in an optional form described in

Section 5.3. However, such an election must be made in writing by the Participant during the election period. If he is married, the election must be consented to by the Participant's spouse and must meet the following requirements:

                  (a) The spouse's consent must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent will not be required if it is established to the Committee that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by Treasury regulations. The election may be revoked by the Participant in writing without the consent of the spouse at any time during the election period described in subparagraph (b) below. Any new election must comply with the requirements of this subparagraph
         (a). A former spouse's waiver shall not be binding on a new spouse.

                  (b) The election period to waive the Joint and 50% Survivor Annuity shall be the 90-day period, the last day of which is the "annuity starting date". For purposes of this Section, "annuity starting date" means the first day of the first period for which an amount is received as an annuity. Any elections may not be changed after the Participant's annuity starting date.

                  (c) A Participant's failure to waive the Joint and 50% Survivor Annuity will not result in a decrease in any Plan accrued benefit with respect to such Participant.

5.5      EMPLOYMENT AFTER NORMAL RETIREMENT DATE:

         Subject to the provisions of Section 5.7, payment of the Pension of a Participant who either (a) becomes reemployed after his annuity starting date or
(b) remains in employment after his Normal Retirement Date shall be suspended during each calendar month of the Participant's reemployment or continued employment during which the Participant is credited with at least 40 Hours of Service. In the case of a Participant who becomes reemployed after his annuity starting date, upon his ceasing to be employed on the basis described in the previous sentence he shall be entitled to resume receiving distribution of his Pension in accordance with the following rules: (a) payments shall resume no later than the third calendar month after the calendar month in which the Participant ceases to be so employed provided the Participant has notified the Employer of the cessation, (b) payment shall be retroactive to the day the Participant ceased such employment, (c) payment shall be in the same form as before the suspension, and (d) the pension payable upon his subsequent retirement shall be reduced by the Actuarial Equivalent of previous pension payments received prior to Normal Retirement Date. The Committee shall notify any Participant who is affected by this Section
5.5 in accordance with the notification requirements of Department of Labor Regulations Section 2530.203-3(b)(4).

5.6      PAYMENT OF DEATH BENEFITS:

                  (a) Prior to Termination of Employment

                           (1) In the event of the death of a Participant while
                  employed by the Employer as a salaried employee but after the date he completes 5 years of Vesting Service, his Beneficiary shall be eligible to receive a death benefit payable in the manner described below.

                           (2) If the Participant would have accrued at least 20
                  years of Vesting Service had he remained in the service of his Employer until his Normal Retirement Date, the amount of such death benefit shall be paid as a single sum equal to the greater of (A) and (B):

                                    (A) 36 times the Participant's monthly
                           regular compensation (defined as base pay, excluding any bonuses, overtime, and incentive pay) for the calendar month immediately preceding the calendar month of death, and

                                    (B) the greater of:

                                             (i) the Participant's Cash Balance
                                    Account, or

                                             (ii) the single sum Actuarial
                                    Equivalent of the Qualified Pre-retirement
                                    Survivor Annuity that is payable under this
                                    Section 5.6.

                           If the Participant would have accrued less than
                  twenty years of Vesting Service had he remained in the service of his Employer to his Normal Retirement Date, the amount of such death benefit shall be computed as provided in (A) above, reduced by 5% per year (5/12 of 1% for each full month) by which the Vesting Service which he would have accrued if he had remained in the service of his Employer to his Normal Retirement Date, is less than 20 years and shall then be reduced in the manner provided in (B) above. The amount of the death benefit, determined in this Section 5.6(a)(2), shall be reduced to the extent that said death benefit, when added to the Actuarial Equivalent of the Qualified Pre-retirement Survivor Annuity, exceeds an amount equal to 100 times the projected monthly Normal Retirement Pension to which the Participant would have been entitled had he continued in his employment, at his most recent rate of Earnings, until he attained his Normal Retirement Age.

                           (3) If a Participant described in (1) above had
                  completed at least 5 years of Vesting Service and is survived by a spouse, such spouse shall be entitled to a Qualified Pre-retirement Survivor Annuity in an amount equal to the Actuarial Equivalent of the benefit which would have been payable to such spouse if the Participant had terminated employment with the Employer immediately prior to his death but survived to his Earliest Retirement Age, retired with an immediate Joint and 66-2/3% Survivor Annuity form described in

                  Section 5.3(c) on his Earliest Retirement Age, and died on the date after the day on which such Participant would have attained his Earliest Retirement Age.

                           (4) Unless the Participant has elected another form
                  of payment pursuant to Section 5.3, the Qualified Pre-retirement Survivor Annuity determined under (3) above shall be payable as a monthly benefit commencing on the date selected by the surviving spouse, which shall be the first day of a calendar month. In the case of a surviving spouse not electing an immediate benefit, such date shall occur no earlier than the date on which the deceased Participant would have attained his Earliest Retirement Age applicable, or the date of the Participant's death, and no later than the first day of the month next following the later of the Participant's death or the date the Participant would have attained Normal Retirement Age.

                           (5) The surviving spouse may elect to receive the
                  Qualified Pre-retirement Survivor Annuity in the form of a single sum payment. Such immediate single sum payment equal to the greater of--

                                    (i) the Participant's Cash Balance Account
                           as of the first day of the calendar month preceding the date of distribution; or

                                    (ii) the single sum Actuarial Equivalent of
                           the Participant's Accrued Benefit.

                  (b) Death Benefit After Termination of Employment.

                           (1) If a married Participant who has a deferred
                  vested pension dies while not employed by the Employer and before his benefit commenced payment under Section 4.1, 4.2, or 4.4, his surviving spouse shall be eligible to receive a Qualified Pre-retirement Survivor Annuity in an amount equal to the greater of:

                                    (i) the Participant's Cash Balance Account;
                           or

                                    (ii) the single sum Actuarial Equivalent of
                           the Qualified Pre-retirement Survivor Annuity that is payable under this Section 5.6.

                           (2) If an unmarried Participant who has a deferred
                  vested pension dies while not employed by the Employer and before his benefit commenced payment under Section 4.1 or 5.1, his Beneficiary shall be eligible to receive a benefit, equal to the Actuarial Equivalent of the Participant's Cash Balance Account.

                  (c) The death benefit payable under this Section shall be payable as a monthly benefit commencing on the date selected by the surviving spouse or the designated Beneficiary which shall be the first day of a calendar month. In the case of a surviving spouse not electing an immediate benefit, such date shall occur no earlier than the date on which the deceased Participant would have attained his Earliest Retirement Age, or the date of the Participant's death, and no later than the first day of the month next following the later of the Participant's death or the date the Participant would have attained Normal Retirement Age.

                  The surviving spouse or the designated Beneficiary may elect to receive the death benefit in the form of a immediate single sum payment. Such immediate single sum payment equal to the greater of--

                           (i) the Participant's Cash Balance Account as of the
                  first day of the calendar month preceding the date of distribution; or

                           (ii) the single sum Actuarial Equivalent of the
                  Participant's Accrued Benefit.

5.7      TIME OF DISTRIBUTIONS:

         Notwithstanding any provision of the Plan to the contrary, the payment of benefits under this Plan shall be made in accordance with Section 401(a)(9) of the Code and regulations thereunder. In accordance with those provisions, in no event may the distribution of a Participant's benefits commence later than the April 1 of the calendar year following the year in which--

                  (a) the Participant reaches age 70 1/2; or

                  (b) the Participant retires, if later;

                  provided, however, that paragraph (2) shall not apply in the case of a Participant who is a 5% owner (as defined in Code Section
         416) with respect to the period preceding the calendar year in which the Participant attains age 70 1/2.

         The amount of the benefit payable under this Section to a Participant who has not yet terminated employment with the Employer shall be determined in accordance with Section 4.1 as if the Participant had terminated employment immediately before such payments commence. The Participant's Earnings after payments commence will be taken into account in determining the amount of benefit to which the Participant is entitled in subsequent years, and any increase in the benefit payable to such Participant shall be offset by the Actuarial Equivalent of the total amount of pension payments made to such Participant during the Plan Year.

         However, in no event, unless a Participant elects otherwise, shall the distribution of his Accrued Benefit begin later than the 60th day after the latest of the close of the Plan Year in which the Participant (a) attains Normal Retirement Age, (b) reaches the 10th anniversary of the year in which he commenced participation in the Plan, or (c) terminates his service with the Employer.

5.8      LUMP SUM PAYMENT OF SMALL PENSIONS:

         Any other provision of the Plan notwithstanding, the Participant's vested benefit under the Plan (or Qualified Pre-retirement survivor annuity) shall be paid in a single sum if, prior to the commencement of distributions, its single sum value does not exceed $3,500 (effective January 1, 1998, $5,000) (or such higher amount as may be permitted by law). The single sum value shall equal the Actuarial Equivalent of the Participant's vested Accrued Benefit (or the Qualified Pre-retirement survivor annuity).

         Upon termination of employment, a nonvested Participant shall be deemed to have received a lump sum payment of $0 and the nonvested portion of such an Participant's benefit shall be treated as an immediate forfeiture. This deemed distribution shall represent the entire benefit to which such Participant was entitled under the Plan, in lieu of all other benefits under the Plan.

5.9      EFFECT OF REEMPLOYMENT:

                  (a) A Participant who is reemployed after having received a lump sum distribution of the present value of his Accrued Benefit shall have his Years of Vesting Service restored or continued in accordance with the provisions of Section 6.2. Any benefit to which he is entitled at his subsequent Severance from Service will be determined on the basis of his Years of Vesting Service he accrued from the date of his reemployment to the date of his subsequent Severance from Service.

                  (b) A reemployed Participant who has not received the present value of his Accrued Benefit shall have his benefits suspended in accordance with the provisions of Section 5.5 and his Years of Vesting Service and Years of Benefit Service restored or continued in accordance with the provisions of Section 6.3 and any optional form of payment he had chosen at his Severance from Service shall be revoked. Upon his subsequent Severance from Service, his eligibility for a benefit and the amount of the benefit shall be determined on the basis of his Years of Vesting Service, and Years of Benefit Service as of such date, reduced by the Actuarial Equivalent of any benefits he previously received. In no event will a Participant's retirement benefit at his subsequent retirement be less than his benefit at his prior retirement.

5.10     DIRECT ROLLOVERS; WITHHOLDING:

                  (a) Direct Rollovers.

                           (1) In General. In the case of a distribution (or a
                  withdrawal) that would be an eligible rollover distribution within the meaning of Code Section 402 if made to the Participant or Beneficiary ("distributee"), the distributee may elect (subject to spousal consent requirements if applicable) to the extent required by law and regulation and in the manner prescribed by the Committee, to have such distribution paid directly to an eligible retirement plan (as defined in Code Section 401(a)(31)). The amount of such direct rollover shall be limited to the amount of the eligible rollover distribution which would otherwise be includible in the distributee's gross income in the absence of a direct transfer and without regard to the rollover rules of Code Sections 402 and 403. No election may be made by a distributee pursuant to this Section unless the distributee has received the notice prescribed by paragraph (2).

                           (2) Notice. The Committee shall furnish to a
                  distributee a written notice at the time prescribed in paragraph (3) which describes--

                                    (A) the rules under which the distributee
                           may elect to have an eligible rollover distribution paid in a direct rollover to an eligible retirement plan;

                                    (B) the rules that require withholding of
                           tax on the eligible rollover distribution if it is not paid in a direct rollover;

                                    (C) the rules under which the distributee
                           will not be subject to tax if the distribution is contributed to an eligible retirement plan within 60 days of the distribution; and

                                    (D) if applicable, special rules regarding
                           the taxation of the distribution as specified in Code Sections 402(d) and (e) (relating to income averaging and other tax rules).

                           (3) Notification Period. The notice required by
                  paragraph (2) shall be furnished to the distributee not more than 90 days and not less than 30 days before the Benefit Starting Date. The Plan shall make no payment for 30 days following the date the Participant has been furnished with the notice unless the distribution is subject to Section 5.8 and the Participant, after receipt of the notice, has affirmatively elected to make or not to make a direct rollover, but in no event shall the Plan make a distribution before the date benefits are otherwise payable under the rules of the Committee.

                  (b) Withholding. In the case of an eligible rollover distribution which is not directly transferred to an eligible retirement plan pursuant to subsection (a), the Plan shall reduce the amount of the distribution by the amount of the tax required to be withheld by law and regulations.

                                   ARTICLE VI
                             YEAR OF VESTING SERVICE

6.1      YEAR OF VESTING SERVICE:

         A Participant will be credited with Years of Vesting Service for Service prior to January 1, 1997, in accordance with the terms of the Predecessor Plan. For Service after December 31, 1996, a Participant will receive credit for the aggregate of all time periods commencing with the Participant's Employment Commencement Date or Reemployment Commencement Date, and ending on the date his Period of Severance begins, subject to the limitations below:

                  (a) A Participant shall not receive more than one Year of Vesting Service credit for any Plan Year irrespective of the number of Employers a Participant is employed by during such Plan Year.

                  (b) An Employee may also receive Vesting Service for employment with any related entity. The Committee may determine that Service may be credited for such employment if it is credited on a uniform and nondiscriminatory basis.

                  (c) A leave of absence due to service in the Armed Forces of the United States shall be included as Vesting Service under the Plan, provided that the Employee complies with all the requirements of federal law in order to be entitled to reemployment and provided further that such Employee returns to employment with the Employer within the period provided by such law.

6.2      CANCELLATION AND REINSTATEMENT OF SERVICE:

                  (a) If a Participant terminates employment with the Employer prior to the earlier of:

                           (1) the Participant's death, or

                           (2) the date the Participant is credited with 5 years
                  of Vesting Service, all his Vesting Service shall be cancelled. Notwithstanding the foregoing, a Participant's right to his Accrued Benefit will be nonforfeitable upon his attainment of Normal Retirement Age.

                  (b) If an Employee incurs a Severance from Service and is subsequently reemployed as an Employee, and--

                           (1) if he received a lump sum distribution of the
                  present value of his Accrued Benefit at his Severance from Service, the Years of Vesting Service he had at such date will be reinstated upon the date of his rehire, unless he is reemployed after a One-Year Break in Service, in which case his prior Years of Vesting Service will not be reinstated unless he is an Employee on the first anniversary of the date of his rehire;

                           (2) if he was entitled to receive a benefit under
                  Section 4 at his Severance from Service but has not received distribution of the present value of his Accrued Benefit at the date of his rehire, his benefits will be suspended in accordance with the provisions of Section 5.5 and adjusted in accordance with the provisions of Section 5.9, and the Years of Vesting Service he had at his Severance from Service will be reinstated upon the date of his rehire, unless he is reemployed after a One-Year Break in Service, in which case his prior Years of Vesting Service will not be reinstated unless he is an Employee on the first anniversary of the date of his rehire;

                           (3) if he was not entitled to receive a benefit under
                  Section 4 at his Severance from Service and he is rehired after 5 consecutive One-Year Breaks in Service, the Years of Vesting Service he had at his Severance from Service will not be reinstated;

                           (4) if he was not entitled to receive a benefit under
                  Section 4 at his Severance from Service and he is reemployed before a 5-Year Period of Severance, the Years of Vesting Service he had at his Severance from Service will be reinstated upon the date of his rehire, unless he is rehired after a One-Year Break in Service, in which case his prior Years of Vesting Service will not be reinstated unless he is an Employee on the first anniversary of the date of his rehire; or

                           (5) if he is reemployed before a One-Year Break in
                  Service and his Severance from Service resulted from resignation, discharge, or retirement, he shall receive credit (but not in excess of 12 months) for Years of Vesting Service for the period between his Severance from Service and the date of his rehire.

                                   ARTICLE VII
                                 PLAN FINANCING

7.1      CONTRIBUTIONS:

         All contributions will be made by the Employer and in such amounts as will be determined based on periodic actuarial valuations and recommendations as to the amount or amounts required to fund retirement benefits and other benefits payable in accordance with this Plan. All contributions shall be conditioned on deductibility under Section 404 of the Code. Forfeitures arising under this Plan because of severance of employment, before a Participant becomes eligible for a Deferred Vested Pension, or for any other reason, shall be applied to reduce the Employer contributions to the Plan, not to increase the benefits otherwise payable to Participants. A return of Employer Contributions (or the assets thereof, if less) shall be made within one year after:

                  (a) the contribution is made by the Employer by a mistake of fact, or

                  (b) the contribution is disallowed as a deduction under
         Section 404 of the Code.

7.2      TRUST FUND:

         All contributions made by the Employer under the Plan shall be paid to the Trustee and deposited in the Trust Fund. Except as otherwise provided in
Section 13.2, all assets of the Trust Fund, including investment income, shall be retained for the exclusive benefit of Participants and their Beneficiaries, shall be used to pay benefits to such persons or to pay administrative expenses to the extent not paid by the Employer, and shall not revert or inure to the benefit of the Employer.

                                  ARTICLE VIII
                           ADMINISTRATION OF THE PLAN

8.1      PLAN ADMINISTRATOR:

         "The Plan Administrator," within the meaning of ERISA, is the Company. The Company shall have complete charge of the administration of the Plan. The Company is the "named fiduciary" within the meaning of ERISA. In general, the Company shall have the responsibility to appoint and remove the Trustee and any investment manager which may be provided for under the Trust Agreement.

         The Plan Administrator shall have the authority to direct the Trustee to invest all or a portion of the Trust Fund through any common or collective trust fund or pooled investment fund or any other legally permissible investment under the Code or ERISA.

8.2      THE ADMINISTRATIVE COMMITTEE:

         The day-to-day administration of the Plan shall be the responsibility of the Company's Employee Benefits Committee--herein called the "Committee." Each member of the Committee shall serve without remuneration, but shall be reimbursed for expenses incurred in the performance of his duties.

         The Committee shall also have the authority and discretion to engage an Administrative Delegate who shall perform, without discretionary authority or control, day-to-day administrative functions within the framework of policies, interpretations, rules, practices, and procedures made by the Committee or other Plan Fiduciary. Any action made or taken by the Administrative Delegate may be appealed by an affected Participant to the Committee in accordance with the claims review procedures provided in Section 8.17. Any decisions which call for interpretations of Plan provisions not previously made by the Committee shall be made only by the Committee. The Administrative Delegate shall not be considered a fiduciary with respect to the services it provides.

8.3      EMPLOYMENT OF SERVICES BY THE COMMITTEE:

         The Committee may appoint a Secretary who may, but need not be, a member of the Committee. The Committee may employ such agents and such clerical and other services, and such legal counsel, other consultants, and accountants as may, in the opinion of the Committee, be required for the purposes of properly administering the Plan.

8.4      EXPENSES OF ADMINISTRATION:

         The Employer is not required, but may, at its discretion, pay the expenses of administration of the Plan, including the fees and expenses of the Trustee. If such expenses of administration are not so paid by the Employer, they shall be paid by the Trustee from the Trust Fund. The Trustee, investment advisors, Actuary, recordkeeper, advisors and auditors of the Plan (collectively referred to as "Service Providers") will receive reasonable compensation as may be agreed upon from time to time between the Company or the Committee and such Service Providers. To the extent permitted by law, such compensation shall be paid from the Trust Fund unless paid by the Company.

8.5      ACTS OF THE COMMITTEE:

         The Committee shall give to the Trustee any order, direction, consent or advice required under the terms of the Plan or the Trust Agreement, and the Trustee shall be entitled fully to rely on any instrument delivered to it evidencing the action of the Committee as hereinabove described.

8.6      INTERPRETATIONS:

         The Committee shall have the exclusive right to make any finding of fact necessary or appropriate for any purpose under the Plan including, but not limited to, the determination of the eligibility for and the amount of any benefit payable under the Plan. The Committee shall have the exclusive right to interpret the terms and provisions of the Plan and to determine any and all questions arising under the Plan or in connection with the administration thereof, including, without limitation, the right to remedy or resolve possible ambiguities, inconsistences, or omissions, by general rule or particular decision, with such interpretations or determinations to be finally conclusive and binding on all parties affected thereby. The Committee shall make, or cause to be made, all reports or other filings necessary to meet the reporting and disclosure requirements of ERISA which are the responsibility of "plan administrator" under ERISA. TO the extent permitted by law, all findings of fact, determinations, interpretations, and decisions of the Committee shall be conclusive and binding upon all persons having or claiming to have any interest or right under the Plan.

8.7      LIABILITY OF THE COMMITTEE:

         The members of the Committee, and each of them, shall be free from liability for their acts and conduct in the administration of the Plan, and the Employer shall indemnify them and hold them, and each of them, harmless from the effects and consequences of their acts and conduct in their official capacity, except to the extent that such effects and consequences result from their failure to exercise ordinary care and reasonable diligence. In any event, the Committee shall be deemed to have exercised ordinary care and reasonable diligence if it shall have relied in good faith upon any written information furnished to it by an Employee or Participant, the Employer, the investment advisor, the Trustee, or by any Actuary, employee benefit plan consultant, counsel, accountant or other person employed, with or without remuneration, by the Employer for purposes of the Plan.

8.8      APPLICABLE LAW:

         The Plan will be construed and enforced in accordance with the laws of the State of Wisconsin and all provisions of the Plan will be administered in accordance with the laws of the said State, to the extent not superseded by ERISA.

8.9      PLAN FIDUCIARIES:  ALLOCATION OF RESPONSIBILITIES AMONG THEM:

         Under ERISA and Regulations pursuant to ERISA, the Employer, the Trustee, the Committee, the Plan Administrator and the Investment Adviser are "Plan Fiduciaries." All Plan Fiduciaries shall have only those specific powers, duties, responsibilities and obligations as are specifically given to them under the Plan document and the Trust Agreement. In general, the Employer, acting through a majority of its Board of Directors or its designated committee, shall have the sole responsibility to terminate the Plan, in whole or in part, in accordance with Article XIII hereof and sole responsibility to appoint and remove the Trustee. The Plan Administrator shall have ultimate responsibility for the administration of the Plan. The Committee shall determine an allocation of Plan assets in consideration of Plan liabilities, establish investment guidelines, select and evaluate money managers and investment alternatives and review and approve investment transactions and strategy. The Committee shall also have such other duties and responsibilities as are described in the applicable provisions of this Article VIII together with such other duties and responsibilities as may be delegated to them by a majority of the Board of Directors of the Employer or its designated committee or the Plan Administrator from time to time. The Trustee shall have the responsibility of the administration of the Trust and for the custody and management of the assets held in the Trust Fund to the extent provided in the Trust Agreement and any contracts or agreements entered into by and between the Trustee and the Investment Adviser.

8.10     RELIANCE ON CO-FIDUCIARIES:

         Each Fiduciary may rely upon any direction, information or action of another Fiduciary as being proper under the Plan, and shall not, under normal circumstances, be required to inquire into the propriety of any such direction, information or action. Each Fiduciary shall be responsible for the proper exercise of his own powers, duties, responsibilities and obligations under this Plan and shall not be responsible for any breach of fiduciary by another Fiduciary ("other Fiduciary") unless he participates knowingly in, or knowingly undertakes to conceal an act or omission of such other Fiduciary, knowing such act or omission is a breach; or by his failure to comply with Article VIII hereof in the administration of his specific responsibilities hereunder he has enabled such other Fiduciary to commit a breach; or by his failure to comply with Article VIII hereof in the administration of his specific responsibilities hereunder he has enabled such other Fiduciary to commit a breach; or he has knowledge of a breach by such other Fiduciary and fails to make reasonable efforts under the circumstances to remedy the breach. No Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

8.11     FIDUCIARY DUTIES:

         All fiduciaries shall discharge their duties solely and exclusively in the interest of the Participants and Beneficiaries and for the exclusive purposes of providing benefits to Participants and their Beneficiaries and defraying the reasonable expenses of administering the Plan and Trust. They shall discharge their duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims.

8.12     PROHIBITED TRANSACTIONS TO BE AVOIDED:

         The Fiduciaries shall not do any action prohibited under or in violation of Part 4 of Title I of ERISA or which would subject any person or the Employer to imposition of a tax under Section 4975 of the Code.

8.13     RECORDS AND REPORTS OF THE PLAN ADMINISTRATOR:

         The Plan Administrator shall prepare, or cause to be prepared, and shall furnish, or cause to be furnished, to Participants and Beneficiaries, and to the Secretary of Labor or his delegate, and to the Secretary of the Treasury or his delegate, such plan descriptions, summaries, annual and other reports, registration statements, notifications and other documents as may be required by ERISA and the Code and regulations thereunder. The Plan Administrator shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA and the Code and regulations thereunder relating to records of the Service of all Participants and the percentage of their Accrued Benefit which is nonforfeitable under the Plan.

8.14     DATA SUPPLIED BY EMPLOYER:

         The Employer shall advise the Committee, in writing, of all data which may be reasonably necessary in order to administer the Plan and to determine the amount of respective Employer contributions; or to determine the eligibility, Earnings, Service, and other matters required to be determined relating to Employees of the Employer. The Plan Administrator or Committee shall be fully protected in acting upon any such data.

8.15     PARTIAL EXCULPATION:

         The Committee or the Plan Administrator (as appropriate) shall incur no personal liability of any nature in connection with any failure to act or in respect of any act taken in good faith in the management and administration of the Plan and in carrying out the directions of the Employer, except as may otherwise be provided by ERISA. The Committee or the Plan Administrator shall be indemnified and held harmless by the Employer from and against any such personal liability, including all expenses reasonably incurred in its defense.

8.16     INFORMATION REQUIRED OF PARTICIPANTS:

         Each Participant, and, if applicable, each Beneficiary of a deceased Participant, shall furnish the Committee (or the Plan

Administrator) with such information as the Committee (or the Plan Administrator) shall deem necessary and desirable for purposes of administering the Plan, and the provisions of the Plan relating to any payments hereunder to or on account of any Participant, former or deceased Participant are conditional upon such person's furnishing promptly such true, full and complete information as the Committee (or the Plan Administrator) may request.

8.17     CLAIMS PROCEDURE:

                  (a) Applications for Benefits Not Required: A formal request for a distribution under the Plan is not required of any Participant or Beneficiary entitled thereto.

                  (b) Claims for Benefits Not Received: Any claim for benefits not received shall be made in writing to the Committee (or the Plan Administrator). The Committee (or the Plan Administrator) shall consider such claim and shall, within sixty (60) days next following receipt of same either approve it or deny it. If the Committee (or the Plan Administrator) shall deny such claim, it shall, by written notice directed to the claimant at the address shown on the claim (or in the absence thereof, the last known address of the claimant, as shown on the records of the Employer) inform the claimant of such denial, including such written notice, as a minimum, the following:

                           (1) The specific reason or reasons for the denial;

                           (2) Reference to the specific provisions of the Plan,
                  on which such denial is based;

                           (3) A description of any additional material or
                  information necessary for the claimant to perfect his claim and a brief description of why such additional information is necessary; and

                           (4) A brief explanation of the appeals procedure
                  which is available to him, which, in essence, is described in paragraph (c) below.

                  (c) Appeals Procedure Following Initial Denial of Claim: Each claimant whose claim for a benefit under the Plan has been denied shall have the right to appeal the decision to the Committee (or the Plan Administrator) in accordance with the following procedures:

                           (1) Such appeal must be in writing, over the
                  signature of the claimant whose claim was so denied, and filed with the Committee (or the Plan Administrator), addressed and delivered within the 60-day period next following the initial denial of same, either by hand or by the United States Postal Service, postage fully prepaid.

                           (2) The claimant, or his duly authorized
                  representative (such as, but not by way of limitation, legal counsel) shall have the right at all reasonable times to examine Plan documents related to his claim and to submit to the Committee (or the Plan Administrator), issues, comments and responses, provided that they shall be in writing and delivered to the Committee (or the Plan Administrator) as described in subparagraph (1) above.

                           (3) The Committee (or the Plan Administrator) shall
                  render its decision as promptly as practicable, but not later than sixty (60) days after receipt of the claimant's appeal from the initial denial by the Committee (or the Plan Administrator).

                  (d) Nature of Content of Written Notices to Claimants:
         Notwithstanding any provision hereof to the contrary, all written notices to claimants regarding their claims for benefits under the Plan, shall be expressed in terms calculated to be understood by the average claimant and shall include specific reasons for the decision--whether for or against the claimant--and specific references to the pertinent provisions of the Plan on which the decision was based.

8.18     BENEFICIARY DESIGNATIONS:

         Each Participant may name a Beneficiary to receive any death benefit (other than any income payable to a Contingent Annuitant) which may arise out of his participation in the Plan. If there is no contingent Beneficiary, or if the contingent Beneficiary dies before receiving all death benefit payments to which he is entitled, the balance of such payments shall be paid to the estate of the last to die of such Beneficiaries. A designation or change of Beneficiary shall be made in writing on such form or forms as the Committee may require.

         Notwithstanding the above, if a married Participant designates someone other than his or her spouse as the primary Beneficiary, the spouse must consent to such designation. Any non-spouse Beneficiary designation made before the Participant's death must be made by the Participant in writing and shall require the spouse's irrevocable consent in the same manner provided for in
Section 5.4. Further, the spouse's consent must acknowledge the specific non-spouse Beneficiary.

                                   ARTICLE IX
                                  MISCELLANEOUS

9.1      NONGUARANTEE OF EMPLOYMENT:

         Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

9.2      RIGHTS TO TRUST FUND ASSETS:

         No Participant shall have any right to, or interest in, any assets of the Trust Fund upon termination of his employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable under the Plan to such Participant out of the assets of the Trust Fund. Except as otherwise may be provided under Title IV of ERISA, all payments of benefits as provided for in this Plan shall be made solely out of the assets of the Trust Fund and none of the Fiduciaries shall be liable therefor in any manner.

9.3      NONALIENATION OF BENEFITS:

         Except as provided in Code Section 401(a)(13), no benefits payable under this Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be null and void; nor shall the Trust Fund be liable for, or subject to, the debts, contracts, liabilities, engagement, or torts of the person entitled to benefits hereunder.

9.4      PAYMENTS PURSUANT TO A QUALIFIED DOMESTIC RELATIONS ORDER:

         Notwithstanding the provisions of Section 9.3, the Plan will recognize a "qualified domestic relations order" which shall be a judgment, decree or order (including approval of a property settlement agreement) that meets the requirements of (a), (b), and (c) below:

                  (a) the order must relate to child support, alimony, property rights of a spouse, former spouse, child or dependent of a Participant, and must be issued pursuant to a state domestic relations law;

                  (b) the order must include (1) the name and address of the Participant and alternate payee, (2) the amount or percentage of benefits payable to the alternate payee (or the manner in which the amount or percentage is to be determined), (3) the period or number of payments involved, and (4) the exact name of the plan to which the order applies; and

                  (c) the order cannot require a type or form of benefit or option not otherwise offered under the Plan, cannot require the Plan to provide increased benefits (determined on an actuarial basis), and cannot affect benefits already the subject of a previous qualified domestic relations order.

         A qualified domestic relations order can order the Plan to commence payments to an alternate payee as of or following the earliest date the Participant could elect to receive benefits under the Plan even though the Participant is still employed by an Employer. If the Participant dies before the above-mentioned date, benefits are payable to the alternate payee only if the order specifically provides for such benefits. Notwithstanding the foregoing, the Plan may make a distribution to an alternate payee prior to the date the Participant attains earliest retirement age if the qualified domestic relations order provides that the Plan and alternate payee may agree in writing to an earlier distribution of an immediate lump sum payment and the distribution is made pursuant to such a written agreement.

         If the Participant is still employed by an Employer, the benefit payable to the alternate payee is to be based on the Participant's Accrued Benefit payable at his Normal Retirement Date. The Accrued Benefit shall be reduced to an Actuarial Equivalent (based on the Participant's age, not the alternate payee's age) at the alternate payee's payment date. If payment is made pursuant to a qualified domestic relations order before the Participant has separated from service and the benefit is determined as of or after an early commencement date under Section 3.2 or 3.4, the benefit payable pursuant to Section 3.2 or
3.4 will be reduced for early commencement based on the applicable definition of actuarial equivalence contained in Section 1.1(b).

         An alternate payee may elect any form of payment to which the Participant would be entitled at the time of the alternate payee's benefit commencement; provided, however, an alternate payee cannot elect to cover such payee's spouse under any joint and survivor form of payment.

         The Committee shall notify any Participant and alternate payee of the receipt of any order by the Plan and shall inform such Participant and alternate payee of the Plan's procedures for determining whether the order meets the requirements described above in this Section 9.4. Such procedures shall comply with the requirements set forth in Code Section 414(p) and Section 206(d) of ERISA, and the Plan's Procedures Upon Receipt of a Domestic Relations Order.

9.5      GOVERNING LAW:

         The provisions of this Plan shall be governed by and construed and administered in accordance with ERISA, the Code, and, where not inconsistent, the laws of the State of Wisconsin.

9.6      PARTICIPANT INFORMATION:

         Each Participant shall notify the Committee of (a) his mailing address and each change of mailing address, (b) the Participant's, the Participant's Beneficiary's and, if applicable, the Participant's spouse's date of birth, (c) the Participant's marital status and any change of his marital status, and (d) any other information required by the Committee.

The information provided by the Participant under this Section 9.5 shall be binding upon the Participant's Beneficiary for all purposes of the Plan.

                                    ARTICLE X
                     AMENDMENTS AND ACTIONS BY THE EMPLOYER

10.1     AMENDMENTS:

         The Company does hereby expressly and specifically reserve the sole and exclusive right at any time by action of the Committee or its designee to amend, modify, or terminate the Plan. The Company's right of amendment, modification, or termination as aforesaid shall not require the assent, concurrence, or any other action by any Employer notwithstanding that such action by the Company may relate in whole or in part to persons in the employ of an Employer.

10.2     LIMITATION ON AMENDMENTS:

         The provisions of this Article are subject to and limited by the following restrictions:

                  (a) Except to the extent necessary to produce conformity to the laws and regulations described in Section 10.1 or to the extent permitted by any applicable law or regulation, no such amendment shall operate either directly or indirectly to reduce either the non-forfeitable percentage of any Participant's Accrued Benefit or the Accrued Benefit of any Participant as they are constituted at the time of the amendment. For purposes of this subsection (a), an amendment which has the effect of (1) eliminating or reducing any early retirement benefit or a retirement-type subsidy, or (2) eliminating an optional form of benefit, with respect to benefits attributable to Service before the amendment, shall be treated as reducing accrued benefits.

                  (b) No such amendment shall change any vesting schedule unless each Participant who has completed three or more Years of Service is permitted to elect to have his non-forfeitable Accrued Benefit computed under the Plan without regard to such amendment. Such election shall be made within such reasonable period as the Employer may designate after adoption of the amendment but in no event earlier than 60 days after the later of: (1) the date the amendment is adopted, or (2) the date the amendment becomes effective, or (3) the date the Participant receives written notice of the amendment from the Committee.

                  (c) No amendment shall operate either directly or indirectly to give any Employer any interest whatsoever in any funds or property held by the Trustee under the terms hereof, or to permit the corpus or income of the Trust to be used for or diverted to purposes other than the exclusive benefit of Participants or their Beneficiaries.

10.3     ACTION BY EMPLOYER:

         Any action by the Employer under this Plan may be by resolution of its Committee, or by any person or persons duly authorized by resolution of said Board to take such action.

                                   ARTICLE XI
             SUCCESSOR EMPLOYER AND MERGER OR CONSOLIDATION OF PLANS

11.1     SUCCESSOR EMPLOYER:

         In the event of the dissolution, merger, consolidation or reorganization of the Employer, provision may be made by which the Plan will be continued by the successor; and, in that event, such successor shall be substituted for the Employer under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all the powers, duties and responsibilities of the Employer under the Plan.

11.2     PLAN ASSETS:

         In the event of any merger or consolidation of the Plan with, or transfer, in whole or in part, of the assets and liabilities of the Trust Fund to another fund held under any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants in this Plan, the assets of the Trust Fund applicable to such Participants shall be transferred to the other fund only if:

                  (a) Each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated).

                  (b) Resolutions of the Committee of the Employer, and of any new or successor employer of the affected Participants, shall authorize such transfer of assets; and, in the case of the new or successor employer of the affected Participants, its resolutions shall include an assumption of liabilities with respect to such Participant's inclusion in the new employer's plan.

                  (c) Such other plan and fund are qualified under Sections 401(a) and 501(a) of the Code.

6256LRS./01  011998

                                   ARTICLE XII
                       TEMPORARY RESTRICTIONS ON BENEFITS

12.1     TEMPORARY LIMITATION ON BENEFITS OF RESTRICTED PARTICIPANT:

                  (a) Restriction. Notwithstanding any Plan provision to the contrary, the retirement benefits provided under the Plan from Employer contributions for Participants described in subsection (b) below will be restricted to an amount equal to the payments that would be made on the Participant's behalf under a straight life annuity that is the Actuarial Equivalent of the sum of the Participant's Accrued Benefit and the Participant's other benefits (if any) under the Plan.

                  (b) Restricted Participants. The Participants subject to the restrictions set forth in subsection (a) are those Participants who are the 25 Highly Compensated Employees (within the meaning of Code Section 414(q)) and former Highly Compensated Employees with the greatest compensation (as defined in Code Section 414(s)).

                  (c) Nonapplicability. The restrictions in this Section 12.1 will not apply, however, if--

                           (1) After payment to such a Participant of all
                  benefits described in proposed Treasury regulations Section 1.401(a)(4)-5(c)(3)(iii), the value of Plan assets equals or exceeds 110% of the value of current liabilities as defined in Code Section 412(l)(7);

                           (2) The value of the benefits described in proposed
                  Treasury regulations Section 1.401(a)(4)- 5(c)(3)(iii) for such a Participant is less than 1% of the value of current liabilities; or

                           (3) the Commissioner of Internal Revenue determines
                  that such restrictions are not necessary to prevent the prohibited discrimination that may occur in the event of an early termination of the Plan.

                  (d) Plan Termination. In the event of the termination of the Plan, the benefit of any Highly Compensated Employee (and any former Highly Compensated Employee) is limited to a benefit that is nondiscriminatory under Code Section 401(a)(4).

                                  ARTICLE XIII
                                PLAN TERMINATION

13.1     TERMINATION OF THE PLAN:

         While each Employer contemplates carrying out the provisions of the Plan indefinitely with respect to its Employees, no Employer shall be under any obligation or liability whatsoever to maintain the Plan for any minimum or other period of time.

         The Plan may be terminated in whole or in part at any time by appropriate action of the Board of Directors of the Company or its designee. Upon any termination of the Plan in its entirety, or with respect to any Employer, the Company shall give written notice thereof to the Plan Administrator, the Trustee, and any Employer involved. Upon termination or partial termination of the Plan, each Participant will become fully vested in his Accrued Benefit, no further Employees will become Participants.

         Except as provided by law, upon any termination of the Plan, no Employer with respect to whom the Plan is terminated (including the Company) shall thereafter by under any obligation, liability, or responsibility whatsoever to make any contribution or payment to the Trust Fund, the Plan, any Participant, any Beneficiary, or any other person, trust, or fund whatsoever, for any purpose whatsoever under or in connections with the Plan.

13.2     DISTRIBUTION ON TERMINATION AND PARTIAL TERMINATION:

         On termination of the Plan, the Trustee will liquidate the Trust Fund. After payment of all expenses of liquidation, the Committee shall allocate the remainder of the Trust Fund assets and cause them to be distributed by the Trustee in the manner and order set forth in Section 4044 of ERISA to the extent of the sufficiency of such assets. On partial termination of the Plan by operation of law, the Trustee shall segregate and liquidate the portion of the Trust Fund assets allocable to affected Participants and Beneficiaries. After payment of all expenses of liquidation, the Committee shall allocate the remainder of the portion of the Trust Fund assets and cause them to be distributed to affected Participants by the Trustee in the manner and order set forth in Section 4044 of ERISA to the extent of the sufficiency of such assets.

13.3     MANNER OF DISTRIBUTION:

         Subject to the foregoing provisions of this Article XIII, any distribution after termination of the Plan may be made, in whole or in part, to the extent that no discrimination in value results, in cash, in securities or other assets in kind, or in nontransferable annuity contracts, as the Committee, in its discretion, shall determine.

13.4     RESIDUAL AMOUNTS:

         In no event shall the Employer receive any amounts from the Trust Fund upon termination of the Plan; except that, and notwithstanding any other provision of the Plan, the Employer shall receive such amounts, if any, as may remain after the satisfaction of all liabilities of the Plan and arising out of any variations between actual requirements and expected actuarial requirements.

13.5     EFFECT OF BANKRUPTCY AND OTHER CONTINGENCIES AFFECTING AN EMPLOYER:

         In the event an Employer terminates its connection with the Plan, or in the event an Employer is dissolved, liquidated, or shall by appropriate legal proceedings be adjudged bankrupt or declared insolvent, or in the event judicial proceedings of any kind result in the involuntary dissolution of an Employer, the Plan shall be terminated with respect to such Employer. The merger, consolidation, or reorganization of an Employer, or the sale by it of all or substantially all of its assets, shall not terminate the Plan if there is delivery to such Employer by the Employer's successor or by the purchaser of all or substantially all of the Employer's assets, of a written instrument requesting that the successor or purchaser be substituted for the Employer and agreeing to perform all the provisions hereof which such

Employer is required to perform. Upon the receipt of said instrument, with the approval of the Company, the successor, or the purchaser shall be substituted for such Employer herein, and such Employer shall be relieved and released from any obligations of any kind, character, or description herein or in any trust agreement imposed upon it.

                                   ARTICLE XIV
                              TOP HEAVY PROVISIONS

14.1     TOP HEAVY PROVISIONS:

         In order to comply with the requirements of Code Section 416, the following provisions of this Section shall be applicable to the Plan in the event it should ever become a "Top Heavy Plan", as contemplated by the said Code provisions.

14.2     TOP HEAVY PLAN DEFINITIONS:  Definitions relating to Top
Heavy Plan provisions are as follows:

                  (a) Top Heavy: This Plan shall be considered "Top Heavy" if, as of the Determination Date, the Top Heavy Ratio exceeds 60%. The Top Heavy Ratio is a fraction, the numerator of which is the sum of the present value of Accrued Benefit of all Key Employees as of the Determination Date (including distributions made within the 5 Plan Year period ending on the Determination Date) determined as if the Participant terminated service as of such Determination Date, and the denominator of which is a similar sum determined for all Participants. This ratio shall be calculated without regard to any Non-Key Employee who was formerly a Key Employee. The Top Heavy Ratio, including the extent to which it must take into account distributions, rollovers and transfers, shall be calculated in accordance with Section 416 of the Code and regulations thereunder.

                  Notwithstanding the foregoing, if the Employer maintains other qualified plans, this Plan is Top Heavy only if it is part of the Required Aggregation Group (as defined in Section 14.2(e) of the Plan), and the Top Heavy Ratio for both the Required Aggregation Group and the Permissive Aggregation Group (as defined in Section 14.2(f) of the
         Plan) exceeds 60%. The Top Heavy Ratio will be calculated in the same manner as required by the preceding paragraph, taking into account all plans within either the Required or

         Permissive Aggregation Group, as applicable. The present value of Accrued Benefit and the other amounts that must be taken into account under defined contribution plans included within either the Required or Permissive Aggregation Group, as applicable, shall be calculated in accordance with the terms of those plans, Code Section 416 and the regulations thereunder. The Top Heavy Ratio shall be calculated with reference to the Determination Date and fall within the same calendar year. In order to determine the present value under this paragraph, an interest rate assumption of 5% and the Mortality Table specified in Schedule A shall be used to compute the present value of benefits.

                  The Accrued Benefit of any Participant who has not performed any services for the Employer at any time during the 5 year period ending on the Determination Date will be disregarded for purposes of calculating the Top Heavy Ratio.

                  (b) Determination Date: For purposes of determining whether the Plan is Top Heavy for a particular Plan Year, the "Determination Date" shall be the last day of the preceding Plan Year.

                  (c) Key Employee: A "Key Employee" is any Employee (or former Employee), including a Beneficiary of such Employee, who at any time during the Plan Year or any four (4) preceding Plan Years is one of the following:

                           (1) An officer of the Employer (but in no event shall
                  more than 50 Employees, or if less, the greater of 3 or 10% of all Employees, be taken into account under this paragraph (3) as Key Employees). Notwithstanding, an officer of the Employer will not be considered a "Key Employee" under this paragraph (3) unless he earned more than 50% of the amount in effect under Code Section 415(b)(1)(A) adjusted each Plan Year to take into account any applicable cost of living adjustments promulgated by the Secretary of the Treasury or his delegate, under Section 415(d) of the Code; or

                           (2) One of the 10 Employees whose annual
                  Compensation is in excess of the $30,000 dollar limit (adjusted for cost-of-living), as set forth in Subparagraph (3)(A) above, and owning (or considered as owning within the meaning of Code Section 318) both more than a 1/2% interest and the largest interests in the Employer. If two (2) Employees have the same interest in the Employer, the Employee having greater annual Compensation from the Employer shall be treated as having a larger interest; or

                           (3) A person owning (or considered as owning within
                  the meaning of Code Section 318) more than 5% of the total combined voting power of all stock of the Employer; or

                           (4) A person who has an annual Compensation from the
                  Employer of more than $150,000 and would be described in subparagraph (C) hereof if 1% were substituted for 5%.

                  Notwithstanding, for purposes of applying Code Section 318 to the provisions of this paragraph (3), subparagraph (C) of Code Section 318(a)(2) shall be applied by substituting 5% for 50%. In addition, the rules of subsection (b), (d) and (m) of Code Section 414 shall not apply for purposes of determining ownership in the Employer under this paragraph (3).

                  The constructive ownership rules of Code Section 318 shall apply to this paragraph (3) in order to determine ownership in the Employer. The Committee shall make the determination of who is a Key Employee in accordance with Code Section 416(i)(1) and the regulations thereunder.

                  (d) Non-Key Employee: A "Non-Key Employee" is any Employee who does not meet the definition of a Key Employee.

                  (e) Required Aggregation Group: "Required Aggregation Group" is (i) each qualified plan of the Employer in which at least one Key Employee participates, plus (ii) any other qualified plan of the Employer which enables a plan described in (i) above, to meet the requirements of Section 401(a)(4) or 410 of the Code.

                  (f) Permissive Aggregation Group: "Permissive Aggregation Group" is the Required Aggregation Group plus any qualified plans maintained by the Employer, but only if such Group would satisfy, in the aggregate, the requirement of Sections 401(a)(4) and 410 of the Code. The Committee shall determine which plan(s) to take into account in determining the Permissive Aggregation Group.

                  (g) Average Top Heavy Compensation: "Average Top Heavy Compensation" is the Participant's average Compensation (with Compensation defined in accordance with Code regulation 1.415-2(d)) for a period of 5 consecutive years during which the Participant had the greatest aggregate Compensation in the testing period. Years ending in a Plan Year beginning before January 1, 1984 and years beginning after the close of the last Plan Year in which the Plan was Top Heavy shall not be taken into account.

                  (h) Valuation Date: "Valuation Date" shall mean the date on which the Plan's assets and liabilities are valued for purposes of calculating the Top Heavy Ratio. The Valuation Date shall be the same date as the Determination Date.

14.3 Minimum Vesting Requirements: Notwithstanding the Vesting Schedule as set forth in Section 3.4 of this Plan, if the Plan is a "Top Heavy Plan" as determined pursuant to Code Section 416 for any Plan Year beginning after December 31, 1983, vesting of the Participant's Accrued Benefit shall be determined in accordance with the following schedule (for the Plan Year in which the Plan is "Top Heavy" only):

                                                    Vested
                  Years of Service                Percentage

                  Less than 2 Years                    0%
                  2 Years                             20%
                  3 Years                             40%
                  4 Years                             60%
                  5 Years or More                    100%


14.4 Minimum Benefits: If the Plan is Top Heavy in any Plan Year beginning after December 31, 1983, the Plan shall provide a minimum benefit for each Participant who is a Non-Key Employee. The minimum normal retirement benefit (in the form of a Life Only Benefit) shall be equal to the applicable percentage of the Non-Key Employee's Average Top Heavy Compensation. The applicable percentage is the lesser of 2% multiplied by the number of Years of Service that the Non-Key Employee completes in Top Heavy Plan Years, or 20%.

         The Plan satisfies the minimum benefit for a Non-Key Employee if the Non-Key Employee's Accrued Benefit at the end of the Top Heavy Plan Year is at least equal to the minimum normal retirement benefit.

         Notwithstanding the above minimum benefit requirements, if a Non-Key Employee participates in both this plan and another Top Heavy tax qualified defined contribution plan maintained by the Employer, no minimum contribution will be required under the defined contribution Plan on behalf of the Non-Key Employee, for any Plan Year, if the Employer provides a minimum benefit under this Plan on behalf of the Non-Key Employee, for such Plan Year, in accordance with Code Section 416(c).

14.5 Additional Accruals: If, at the end of any Top Heavy Plan Year, a Non-Key Employee Participant's Accrued Benefit is not at least equal to his minimum normal retirement benefit, the Non-Key Employee Participant shall earn an additional accrual. Such Non-Key Employee Participant's Accrued Benefit shall be increased by the lesser of:

                  (a) 2% of the Non-Key Employee's Average Top Heavy Compensation minus the benefit the Non-Key Employee would otherwise accrue under the Plan for the Plan Year; or

                  (b) The minimum normal retirement benefit to which the Non-Key Employee should be entitled under subsection (c) minus the Non-Key Employee's Accrued Benefit under the Plan at the end of the Plan Year (without regard to any additional accrual which this subsection (d) may require for the Plan Year).

         A Non-Key Employee Participant shall receive an additional accrual if he completes a Year of Service during the Plan Year. The Employer shall not impute Social Security benefits to determine whether it has satisfied its obligation to provide the minimum normal retirement benefit.

14.6 Adjustment to Overall IRC Section 415 Limitations: If, during any Limitation Year, the Plan is Top Heavy, the Committee shall apply the limitations of Section 4.4 to the Participant by substituting 1.0 for 1.25 each place it appears in the fractions described in Code Sections 415(e)(2) and
(e)(3). This Section 14.6 shall not apply if:

                           (1) The Plan could satisfy subsection (c) of this
                  Section 14.6 if 3% were substituted for 2%; and

                           (2) The Top Heavy Ratio does not exceed 90%.

                               * * * * * * * * * *

         IN WITNESS WHEREOF, United Wisconsin Services, Inc., and Blue Cross & Blue Shield United of Wisconsin, by their duly authorized officers, have caused these presents to be signed on this 22nd day of January, 1998.

                                   UNITED WISCONSIN SERVICES, INC.

                                   [ILLEGIBLE]
                                   --------------------------------------------


                                   BLUE CROSS & BLUE SHIELD UNITED OF WISCONSIN

                                   [ILLEGIBLE]
                                   --------------------------------------------



CORPORATE SEAL
 ATTEST:

[ILLEGIBLE]
------------------------------
Secretary

                      SCHEDULE A - PARTICIPATING EMPLOYERS
                             (As of January 1, 1993)

Blue Cross & Blue Shield United of Wisconsin
United Wisconsin Services, Inc.
United Wisconsin Insurance Company
Compcare Health Services Insurance Corporation
Take Control, Inc.
United Wisconsin Life Insurance Company
Valley Health Plan, Inc.
Meridian Resource Corporation
United Wisconsin Proservices, Inc.

                             (As of January 1, 1995)

Blue Cross & Blue Shield United of Wisconsin
United Wisconsin Services, Inc.
United Wisconsin Insurance Company
Compcare Health Services Insurance Corporation
  (Including West Allis Dental Group)
Meridian Managed Care, Inc. (formerly Take Control, Inc.)
United Wisconsin Life Insurance Company
Valley Health Plan, Inc.
Meridian Resource Corporation
United Wisconsin Proservices, Inc.
Meridian Marketing Services, Inc.
Hometown Insurance Services, Inc.

                             (As of January 1, 1997)

Blue Cross & Blue Shield United of Wisconsin
United Wisconsin Services, Inc.
United Wisconsin Insurance Company
Compcare Health Services Insurance Corporation
Meridian Managed Care, Inc. (formerly Take Control, Inc.)
Valley Health Plan, Inc.
Meridian Resource Corporation
United Wisconsin Proservices, Inc.
Meridian Marketing Services, Inc.
Hometown Insurance Services, Inc.
United Heartland, Inc.

                      SCHEDULE B - EXCLUDED EMPLOYEE GROUPS
                             (As of January 1, 1993)

West Allis Dental Group (a division of Compcare Health Services
 Insurance Corporation)

                             (As of January 1, 1995)

HMO of Wisconsin Insurance Corporation
HMO-W, Inc.
United Heartland, Inc.

                             (As of January 1, 1997)

Accountable Health Plans, Inc.
Accountable Health Plan of the Carolinas, Inc.
Advance Medical Security, Inc.
American Medical Security Holdings, Inc.
American Medical Security, Inc.
AMS HMO Holdings, Inc.
AMS Provider Partnerships, Inc.
American Medical Security Health Plans, Inc.
American Medical Security Insurance Company
American Medical Security Health Plan, Inc. (DBA American Medical
  Healthcare)
Atlantic Health Plans, Inc.
CNR Health, Inc.
Community Health Plan, Inc.
Continental Plan Services, Inc.
Crescent Medical Partnerships, Inc.
HMO-W, Inc.
Nurse Healthline, Inc.
Personal Physician Care, Inc.
U&C Real Estate Partnership
United Wisconsin Life Insurance Company
Unity Health Plans Insurance Corporation (formerly HMO of
  Wisconsin Insurance Corporation)
Unity HMO of Illinois, Inc.

                         SPECIAL BENEFIT SCHEDULE NO. 1

Participants Terminating Employment between March 1, 1996 and December 31, 1996.

Any Participant who terminated employment on or after March 1, 1996 and before January 1, 1997 and who did not receive a distribution of his vested prior Plan Benefit during 1996 shall receive his retirement benefit in accordance with
Section 4.1 of this Plan as if he had been actively employed as of January 1, 1997. In the event any of the Participants described above are reemployed, they shall not be eligible to receive a Transition Credit.

                         SPECIAL BENEFIT SCHEDULE NO. 2
                      Hometown Insurance Services Employees

Pursuant to Section 1.1(ss) of the Plan, this Special Benefit Schedule is made a part of the Plan as of January 1, 1995 and supersedes any provisions of the Plan which are not consistent with this Special Benefit Schedule. The Participants covered by this Special Benefit Schedule are the Participants listed below ("Hometown Employees") who were employed by the Employer (doing business as Hometown Insurance Services) on December 31, 1994.

         Chris Bruni                        Cindy Olson
         Tom Burns                          Bruce Ohlsen
         Bev Comer                          George Tervalon
         Debrah Gunderson                   Christine Walder
         Richard Laufenberg
         Jim Malicki

1. Eligibility. A Hometown Employee shall participate in the Plan as of the later of (a) January 1, 1995 or (b) the first day of the month coincident or next following the first anniversary of his date of hire with HMO of Wisconsin Insurance Corporation, HMO-W, Inc., University Health Care, Inc., U-Care HMO, Inc., or Unity Health Plans Insurance Corporation (a "Hometown Related Employer").

2. Vesting. For purposes of determining pursuant to Section 6.1 the Years of Vesting Service, the Plan shall recognize, in addition to his Service with an Employer on and after January 1, 1995, all periods of a Participant's employment with a Hometown Related Employer prior to January 1, 1995.

                         SPECIAL BENEFIT SCHEDULE NO. 3
                    Certain United Heartland, Inc. Employees

Pursuant to Section 1.1(ss) of the Plan, this Special Benefit Schedule is made a part of the Plan as of the Effective Date set forth below and supersedes any provisions of the Plan which are not consistent with this Special Benefit Schedule.

1. Participants Covered: This Special Benefit Schedule modifies and supplements the provisions of the Plan in connection with the determination of participation and vesting service for certain Employees of United Heartland, Inc. ("UH"). The Participants covered by this Special Benefit Schedule are the Participants who immediately prior to the Effective Date were actively employed by UH and were active participants in the United Heartland, Inc. Pension Plan ("UH Pension").

2.       Effective Date:  January 1, 1997.

3. Eligibility: A participant in the UH Plan immediately prior to the Effective Date shall become a Participant in the Plan on the Effective Date. Any other employee of UH shall become eligible to participate in the Plan on the later of the Effective Date or the date such employee would otherwise become eligible to participate in accordance with the provisions of Article II of the Plan, taking into account such employee's service with UH prior to the Effective Date.

4. Initial Cash Balance Account: A Participant covered by this Special Benefit Schedule shall have no initial Cash Balance Account as of January 1, 1997. The initial Cash Balance Account for such participants shall be established in accordance with Section 4.1(e)(2).

5. No Transition Credits: A participant covered by this Special Benefit Schedule shall not be eligible for, nor shall he receive, Transition Credits as described in Section 4.1(h) of this Plan.

6. Vesting: For vesting purposes hereunder, service of a Participant covered by this Special Benefit Schedule shall include service with UH, as computed under the elapsed time method used by the UH Plan.

                         SPECIAL BENEFIT SCHEDULE NO. 4
           Former EDS Employees in the Medicaid Claims Processing Unit

Pursuant to Section 1.1(ss) of the Plan, this Special Benefit Schedule for certain former Electronic Data Systems Corporation ("EDS") employees is made a part of the Plan as of the Effective Date set forth below and supersedes any provisions of the Plan which are not consistent with this Special Benefit Schedule.

1. Participants Covered: This Special Benefit Schedule modifies and supplements the provisions of the Plan in connection with the determination of participation and vesting service for certain former EDS employees. The Participants covered by this Special Benefit Schedule are the Participants who immediately prior to the Effective Date were actively employed by EDS in the Medicaid Claims Processing Unit and became Employees of the Company on the Effective Date.

2.       Effective Date:  January 1, 1997.

3. Eligibility: A Participant covered by this Special Benefit Schedule who was a participant in the EDS Retirement Plan immediately prior to the Effective Date shall become a Participant in the Plan on the Effective Date. Any other employee in the Medicaid Claims Processing Unit shall become eligible to participate in the Plan on the later of the Effective Date or the date such employee would otherwise become eligible to participate in accordance with the provisions of Article
         II of the Plan, taking into account such employee's service with EDS prior to the Effective Date.

4. Initial Cash Balance Account: A Participant covered by this Special Benefit Schedule shall have no initial Cash Balance Account as of January 1, 1997. The initial Cash Balance Account for such participants shall be established in accordance with Section 4.1(e)(2).

5. No Transition Credits: A Participant covered by this Special Benefit Schedule shall not be eligible for, nor shall he receive Transition Credits as described in Section 4.1(h) of this Plan.

6. Vesting: For vesting purposes hereunder, service of a Participant covered by this Special Benefit Schedule shall include service with EDS, as computed under the method used by EDS Plan.

                         SPECIAL BENEFIT SCHEDULE NO. 5
                    Former EDS Employees in the Print Center

Pursuant to Section 1.1(ss) of the Plan, this Special Benefit Schedule for certain former Electronic Data Systems Corporation ("EDS") employees is made a part of the Plan as of the Effective Date set forth below and supersedes any provisions of the Plan which are not consistent with this Special Benefit Schedule.

1. Participants Covered: This Special Benefit Schedule modifies and supplements the provisions of the Plan in connection with the determination of participation and vesting service for certain former EDS employees. The Participants covered by this Special Benefit Schedule are the Participants who immediately prior to the Effective Date were actively employed by EDS in the Print Center who became Employees of the Company on the Effective Date.

2.       Effective Date:  August 1, 1997.

3. Eligibility: A Participant covered by this Special Benefit Schedule who was a participant in the EDS Retirement Plan immediately prior to the Effective Date shall become a Participant in the Plan on the Effective Date. Any other employee in the Print Center shall become eligible to participate in the Plan on the later of the Effective Date or the date such employee would otherwise become eligible to participate in accordance with the provisions of Article II of the Plan, taking into account such employee's service with EDS prior to the Effective Date.

4. Initial Cash Balance Account: A Participant covered by this Special Benefit Schedule shall have no initial Cash Balance Account as of January 1, 1997. The initial Cash Balance Account for such participants shall be established in accordance with Section 4.1(e)(2).

5. Annual Credits: A Participant covered by this Special Benefit Schedule shall receive Annual Credits at a rate of 4% of Earnings. Annual Credits shall be determined and credited to such Participants' Cash Balance Accounts as described in Section 4.1(g) of the Plan, except as described in Section 6 of this Special Benefit Schedule.

6. 1997 Annual Credit: A Participant covered by this Special Benefit Schedule shall receive an Annual Credit for the calendar year ended December 31, 1997 in an amount equal to 4% of Earnings for the period from August 1, 1997 to December 31, 1997.

7. No Transition Credits: A Participant covered by this Special Benefit Schedule shall not be eligible for, nor shall he receive, Transition Credits as described in Section 4.1(h) of this Plan.

8. Vesting: For vesting purposes hereunder, service of a Participant covered by this Special Benefit Schedule shall include service with EDS, as computed under the method used by EDS Plan.

                         SPECIAL BENEFIT SCHEDULE NO. 6
               Unity Health Plans Insurance Corporation Employees

Pursuant to Section 1.1(ss) of the Plan, this Special Benefit Schedule is made a part of the Plan as of the Effective Date set forth below and supersedes any provisions of the Plan which are not consistent with this Special Benefit Schedule.

1. Participants Covered: This Special Benefit Schedule modifies and supplements the provisions of the Plan in connection with the determination of benefit accrual, participation and vesting service for Employees of Unity Health Plans Insurance Corporation ("Unity").

2.       Effective Date:  October 1, 1997.

3. Eligibility: A participant in the Unity Health Plans Insurance Corporation Retirement Plan ("Unity Plan") who was actively employed by Unity immediately prior to the Effective Date shall become a Participant in the Plan on the Effective Date. Any other Employee of Unity shall become eligible to participate in the Plan on the later of the Effective Date or the date such employee would otherwise become eligible to participate in accordance with the provisions of Article
         II of the Plan, taking into account such employee's service with Unity prior to the Effective Date.

4. Initial Cash Balance Account: A Participant covered by this Special Benefit Schedule shall have no initial Cash Balance Account as of October 1, 1997. The initial Cash Balance Account for such participants shall be established in accordance with Section 4.1(e)(2).

5. Annual Credits: A Participant covered by this Special Benefit Schedule shall receive Annual Credits at a rate of 3% of Earnings. Annual Credits shall be determined and credited to such Participants' Cash Balance Accounts as described in Section 4.1(g) of the Plan, except as described in Section 6 of this Special Benefit Schedule.

6. 1997 Annual Credit: A Participant covered by this Special Benefit Schedule shall receive an Annual Credit for the calendar year ended December 31, 1997 in an amount equal to 3% of Earnings for the period from October 1, 1997 to December 31, 1997.

7. No Transition Credits: A participant covered by this Special Benefit Schedule shall not be eligible for, nor shall he receive, Transition Credits as described in Section 4.1(h) of this Plan.

8. Vesting: For vesting purposes hereunder, service of a Participant covered by this Special Benefit Schedule shall include service with Unity, as computed under the elapsed time method used by the Unity Plan.